[VAN ECK CHUBB FUNDS LOGO]


                                  ANNUAL REPORT
                                December 31, 2000




                               Global Income Fund
                           Government Securities Fund
                             Growth and Income Fund
                                 Tax-Exempt Fund
                                Total Return Fund





                         THE VAN ECK PARTNERSHIP SERIES

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                               VAN ECK/CHUBB FUNDS
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Dear Fellow Shareholder:

A TALE OF TWO MARKETS

In many ways, the essence of the year 2000 can be captured by the phrase "it was the best of times, it was the worst of times, it was the age of wisdom, it was the age of foolishness," the opening line from Charles Dickens's nineteenth century novel, A TALE OF TWO CITIES. The early part of the year saw a continuation of the roaring exuberance that rang in the New Millennium. December 1999 marked the end of not only a year, but also the end of a decade that was characterized by unprecedented economic growth and unparalleled equity returns. At this time last year, there were some gray spots that marred the sunny picture, particularly the prospect of rising inflation from an overheating economy, but for the most part Americans were enjoying an historic prosperity. This was reflected in both strong consumer spending and enthusiasm for equity investments, particularly technology stocks. The boom times were not just an American phenomenon, economies worldwide were strengthening as well. Although the end of 1999 and the first months of 2000 may have represented the best of times, perhaps it was also the age of foolishness. The no-lose equity market of 1999 encouraged money to pour into technology stocks in the first quarter of 2000. It was hard for even the most veteran of investors not to get pulled into the Internet/dot-coming of the world. Now, in retrospect, it is easy to scold those who thought the Internet's New Economy did not need to abide by the rules of the Old Economy--ones that call for solid business models, revenues, and profits.

How fast the mood seemed to shift in 2000. The beginning of the worst of times, and perhaps the age of wisdom, can be traced back to early March when the Nasdaq Composite Index* started to slide. The Index reached a high of 5048.62 on March 10, and from this peak lost as much as 54% as the year progressed. At the end of the year, the Index stood at 2570.52, having posted a net loss of 38.8%, its worst year since it was created in 1971. It seemed as though the collapse of Internet pipe dreams was proving wrong 1999's misguided sentiment that "this time things are different." But even at midyear, it still was not fully clear that the best of times were yet over. The Nasdaq did recover some in the month of June and the Federal Reserve was still concerned with rapid economic growth; on May 16, the Fed implemented its sixth round of tightening since July of 1999. Although over the summer signs of economic slowing emerged and technology stocks continued to take a beating, it was not until the fourth quarter that it became more fully apparent that things were not as they once were. The economy had clearly begun to downshift, given the combined pressure of the Fed's tightenings, high energy prices, and the ongoing sell-off of technology stocks. The slowdown was reflected by a slump in manufacturing, inventory overhangs (particularly in the technology sector), disappointing corporate earnings, and waning consumer confidence. Growth (measured by GDP, or gross domestic product, growth rate) had slowed from the heady 5%-7% range of the fourth quarter of 1999 to an estimated 2.0% by year-end 2000. The bizarre U.S. presidential election stalemate also did little to boost confidence. The final red flag came in December when the Federal Reserve signaled its concern over the economy by shifting from an anti-inflation/tightening bias to an anti-recession/easing bias. The full extent of the Fed's concern was reflected by its bold action on January 3, when the Federal Open Market Committee (FOMC), in an unscheduled meeting, cut the key federal funds target rate by 50 basis points, from 6.5% to 6.0%.

FUND PERFORMANCE

The results of the Van Eck/Chubb Funds reflect this tale of two markets. Not only does the year bifurcate in terms of performance in the first half versus the second half, it was also split in terms of the performance of equity versus fixed income investments. It was a very strong year for high-quality bonds, and a very weak year for stocks. For the first time since 1993, U.S. Treasuries, which gained 13.5%, outperformed the Standard & Poor's 500 Index.** After the double-digit returns of the late 1990s, last year was a jolt for many equity investors. Technology stocks, which helped propel 1999's historic returns, were the main culprit for last year's poor equity showing. All the major U.S. equity

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                               VAN ECK/CHUBB FUNDS
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market indices posted negative results. The large-cap S&P 500 was off 9.1% (its first negative year since 1990 and its worse since 1977), the blue-chip Dow Jones Industrial Average+ declined 4.9% (its worst year since 1981), the Nasdaq lost 38.8% (as mentioned earlier), and the small-cap Russell 2000 Index++ slipped 3.0%. Despite the painful "what goes up, must come down" lesson of last year, equity investors did enjoy some bright spots, including the biotechnology and value-style asset classes.

As we indicated at midyear, the performance of the two equity funds, the Growth and Income and the Total Return Funds, was not as robust as in 1999. This carried through to year end and both Funds posted disappointing negative results for the year, primarily resulting from their investments in the technology sector. On the other hand, the three fixed-income funds (the Government Securities Fund, the Tax-Exempt Fund, and the Global Income Fund) performed well. In the pages that follow, each individual fund report goes into great detail about specific investment results.

THE FED'S MONETARY POLICY

For several letters now, we have focused on the importance of the Federal Reserve Board's monetary policy and the attention it commands from financial markets, both here and abroad. In some ways, the actions of Chairman Alan Greenspan over the past several months seemed to have meant more to the American investor than the election of our 43rd president. With thirteen very successful years as America's number-one central banker, some might argue that our motto has become "in Greenspan we trust." We trust him to keep the U.S. economy (and secondarily, the financial markets) healthy and growing regardless of which political party is in office. At the time of this writing, debates among experts are raging about whether the Fed has maneuvered the economy into a "soft" (a measured slowdown in growth) or a "hard" landing (recession). The doomsayers are convinced that we are on the threshold of our first major recession (technically defined by two consecutive quarters of declining GDP) since 1991 and the optimists see this as a short malaise indicating a successful slowdown (and perhaps a continuation of the still healthy ten- year economic boom, albeit at more moderate levels). And while the odds of a recession have increased in recent months (to perhaps a 25% probability), we fall in the soft-landing camp, siding with the optimists.

Nevertheless, the Fed's shift in December and its quick, dramatic action earlier this month certainly indicated a major change in perceptions about the economy. From July 1999 through May of 2000, the Fed had been applying a steady brake to the American economy, raising rates a total of 1.75% during that period. In addition, the financial markets have already discounted an additional rate cut that is likely to be determined at the FOMC meeting on January 30. It is likely that the Fed will continue this easing through midyear, returning short-term interest rates to the 4.5%-5.0% levels of early 1999. Hopefully this will allow us to settle into an environment marked by low inflation, moderate growth in the range of 2.5%-3.0%, and healthy corporate profits--the type of environment that, in the past, has supported equity investments.

INVESTMENT OUTLOOK FOR 2001

In last year's annual report, we discussed the emergence of a truly global, interdependent economy. We pointed to the growth of multinational corporations, the spread of technology, and increased productivity across many markets worldwide. The U.S. economy has been the engine of growth that has fueled this global growth. Thus, a slowdown in the U.S. is likely to have a significant impact overseas. While the world's total output increased by almost 5% last year--its highest rate in 16 years--the coming year is likely to be weaker. The good news is that while a slowing environment is generally not great for equity investments, it may well benefit fixed-income investors. As we said earlier, we anticipate that the Fed is likely to lower interest rates again, creating more support for bonds. Nevertheless, we do foresee the first quarter as being particularly harsh on the economic front; in addition to the economic drags discussed earlier, we are experiencing our coldest winter in five years (even in Florida), which dampens consumer spending as more household

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income is spent on energy and fewer consumers venture out to buy goods.

The technology sector did have a difficult year in 2000, but we believe strongly in the secular strength of the New Economy and its technological underpinnings. Although capital spending in technology has weakened in recent months, we are confident that it will pick up later this year. Technological advancements are a major impetus to global growth and are the underpinning to improved efficiency and productivity of both American and overseas corporations, across most economic sectors. Businesses cannot remain competitive without spending on technology--and the cycle for doing so has shortened dramatically in the past decade. In our view, long-term investments in high-quality technology and telecommunications companies still make sense. At the same time, last year taught many investors that the old adage to diversify among several types of investments still remains true.

We anticipate that the new Bush Administration is not likely to have a significant impact on the economy or financial markets. What we can say for certain is that government spending is likely to increase (promoted by both parties) and that some form of income tax cut is likely to occur. Both of these point to an era of declining federal budget surpluses going forward. One of the greatest challenges President Bush may face is our mounting energy problem, as reflected acutely right now in the state of California. Increased commercial and consumer demand for electricity is one of the byproducts of the tremendous economic growth we experienced in the 1990s. For savvy investors the energy sector could provide substantial opportunity.

In the year ahead, we expect financial markets to remain volatile, particularly for equity investors. There are still excesses in the technology sector that have not yet been rung out. Historic U.S. stock market returns have averaged between 10%-11% a year since 1929; perhaps the year 2000 signaled a move toward these levels. At the same time, perhaps, more attention will be given to fixed-income investments as investors seek to rebalance their investment portfolios.

As we have done in the past, we will continue to manage each Fund with our prudent risk-averse approach, designed to provide successful long-term results. We thank you for your investment in the Van Eck/Chubb Funds and we look forward to serving you this year. We wish you and your family a healthy and prosperous new year.









[PHOTO OF MICHAEL O'REILLY]

/s/ Michael O'Reilly
    ----------------

MICHAEL O'REILLY
PRESIDENT
VAN ECK/CHUBB FUNDS
PRESIDENT AND CHIEF OPERATING OFFICER
CHUBB ASSET MANAGERS, INC.

January 25, 2001


The Nasdaq Composite Index, Standard & Poor's 500 Index, Dow Jones Industrial Average and Russell 2000 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small cap stocks.

** The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+ The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

++ The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
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THE VAN ECK/CHUBB GLOBAL INCOME FUND SEEKS CAPITAL APPRECIATION AND A STEADY
FLOW OF DIVIDEND INCOME BY INVESTING PRIMARILY IN HIGH-GRADE U.S. AND INTERNATIONAL DEBT SECURITIES. UNDER NORMAL CONDITIONS, THE FUND MAINTAINS AT LEAST 75% OF ITS PORTFOLIO IN INVESTMENT GRADE SECURITIES, WHICH ARE OFTEN FOUND IN THE MORE MATURE INVESTMENT MARKETS OF DEVELOPED NATIONS.

For the year 2000 the Van Eck/Chubb Global Income Fund posted a total return of 0.74%. This compares to the 1.59% gain of the Salomon Smith Barney World Government Bond Index* (WGBI) in U.S. dollar terms, and the 4.18% return of the Lipper Global Income Fund Index,** a measure of peer mutual funds. Results for longer periods are included in the table and chart that follow.

ECONOMIC AND BOND MARKET OVERVIEW

Many of the world's bond markets performed well in 2000, particularly in local currency terms. The Salomon Smith Barney WGBI returned 7.73% for the year (in local currency terms). The top five individual countries were the U.S. (13.48%), Australia (13.39%), Canada (10.50%), Sweden (9.63%) and the UK (8.99%). The
Japanese bond market performed the worst of the major markets, with a return of 2.13%. The strength of the U.S. dollar, however, managed to wipe out a good portion of these positive local currency returns, pushing the WGBI gain down to 1.59% (in U.S. dollar terms), and sharply paring those of Australia (-3.71%), Sweden (-0.74%), the UK (1.02%), and Japan (-8.47%). Given the strength of the American bond market and currency, a simple strategy of holding high-quality U.S. Treasury bonds in U.S. dollars was the clear winner in 2000. Other fixed-income assets fared less well during the year, with corporate bonds being hurt by widening spreads, and concerns over credit quality as corporate earnings came under increased pressure.

The big story of last year was the change in direction of the U.S. economy, from rapid growth to substantial slowing by year end. As discussed in the opening letter, the U.S. economy began the year strongly with exceptionally high GDP (gross domestic product) growth figures of 5%-7% measured in the fourth quarter of 1999 and first quarters of 2000. This rapid growth caused increased fear of an overheating economy and rising inflation. In response, the Federal Reserve Board pursued a monetary policy of tightening, which extended from July 1999 to May 2000, and resulted in six short-term rate increases. In total, the Fed raised interest rates 175 basis points, or 1.75%. This tightening policy was paralleled throughout the world, with most major central banks raising interest rates, including the ECB (European Central Bank), the Bank of England, and the Bank of Japan. In the first half of the year, central banks were committed to take whatever action was necessary to moderate growth and keep inflation subdued.

The second half of the year saw continued rate hikes overseas to stem growth, but a halt to action by the Fed, which left rates unchanged after its May increase. With signs in the third and especially the fourth quarters of economic slowing, the Fed signaled a change in bias toward easing in December, fearing that its soft landing might well be hard. By year end, fears of not only a U.S. slowdown, but of global slowing, began to grip markets. All markets took note on January 3, 2001, when the Fed dramatically cut rates by 50 basis points. Despite this shift in expectations, the year 2000 did turn out to be one of the world's most productive, with output increasing by almost 5%, its fastest rate in 16 years. But over one-third of this growth came from the U.S., either directly or through imports. With this said, any change in American consumption or capital spending is likely to dampen global growth in the year 2001. Finally, throughout the world, pricing competition will likely continue to exert considerable pressure on corporate earnings. This is a direct result of the increased interdependence of markets resulting from globalization, and the inability of companies to pass on costs to the increasingly savvy global consumer. Looking ahead, pricing pressures coupled with a slowdown could have a dramatic effect on the speed at which corporations bounce back in the coming year.

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Of course, this is good news for bond markets since they tend to perform well in environments of low inflation, low interest rates, and economic uncertainty.
This is particularly true of high-quality government bonds, as reflected in the 13.5% return of U.S. Treasuries--the first year they have outperformed the U.S. stock market since 1993. Long-term Treasuries posted the best performance, gaining 20.3% as the yield on the 30-year bond dropped from 6.48% to 5.90% in the first half, and then declined to 5.46% by year end. Government bonds rallied in the Eurozone as well, but to a lesser degree. The rally, both in the U.S. and Europe, was fueled in part because of technical supply/demand factors. While demand increased as equity performance slipped, the supply of government bonds was decreasing. Fiscally healthy countries pursued aggressive buy-back programs to reclaim outstanding debt, and at the same time reduced the issuance of new debt. Last year, the limited supply of government issues also contributed to a significant widening of credit spreads over the period, and was another factor that contributed to the underperformance of corporate bonds.

As was the case at midyear, the exception to this pattern of a healthy fiscal position and declining bond issuance was Japan. The Japanese government's program of fiscal stimulus resulted in significant issuance of government bonds. The deteriorating fiscal position was a major factor in leading Moody's and Fitch IBCA, the rating agencies, to downgrade Japan's credit rating one notch from the most secure Aaa rating. In many ways, the picture in Japan today is worse than it was a year ago, with corporate bankruptcies continuing at a record pace, the Nikkei losing 27% in 2000, and the bond market performing poorly.

CURRENCY MARKETS

Currencies shifted position over the course of the year. While the mighty U.S. dollar was the strongest currency throughout most of the year, the euro rallied at year end. This was not until after the dollar had climbed to a 14-year high on a trade-weighted basis (its value adjusted for the amount of trade the U.S. conducts with different countries). It reached a record 82.28 cents to the euro, enjoyed an 11-year peak against the German mark, and hit new records against the currencies of Australia, New Zealand, and the Philippines, among others.

Although the euro was weak throughout the first half, hitting a new low that left it 30% off from its January 1999 debut, it gained strength at the end of the year and rallied 12% in the final five weeks. The U.S. dollar came under pressure as the economy showed signs of weakening and the once huge capital flows into dollars (mostly associated with European companies' purchases of American corporations) began to moderate. Also, the support to the dollar from rising oil prices (oil trades in dollars) weakened as prices fell after the summer.

At the same time, the UK sterling maintained a solid position as one of the strongest currencies, while the yen continued its weak showing.

FUND REVIEW

Looking back at the year 2000, in general terms the Fund benefited the most from its currency positions and the least from its corporate bond holdings. The Fund avoided investing in Japanese bonds, the worst performing of the major markets over the period, as the very low yield levels combined with a worsening fiscal position made the market relatively unattractive. For most of the year, we were short the yen but maintained some exposure (although much less than that of the Salomon Smith Barney WGBI) as the high current account surplus and tendency of Japanese exporters to hedge foreign currency receivables into yen provided some underpinning to the currency.

For most of the year, we maintained an overweight position in European bonds. While the Fund was underweight the euro (relative to the WGBI) early in the year, we shifted our currency hedging in favor of the euro toward year end. Thus, by December, the Fund held an overweight position in European assets with a bit of euro currency overlay. In terms of the U.S., by year end the Fund held an overweight position in U.S. bonds with much of this hedged into euros and, to a very small degree, the yen. Throughout the period, the overall credit quality of the Fund's portfolio improved. This was achieved by reducing holdings of non-investment

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
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grade bonds (from approximately 21% to 8%) and increasing the proportions of both high-grade government and investment-grade bonds (from approximately 62% to 88%). Finally, the Fund began the year with a relatively short duration and ended it with a longer duration, reflecting the relative improvement in outlook for bonds over the course of the year.

THE OUTLOOK

Economic growth expectations for this year--both in the U.S. and globally--have certainly been reined in from where they were a year ago. While an economic slowdown both in the U.S. and abroad may be bad news for equity markets, it is good news for bonds, and for the potential performance of your Fund's portfolio. In addition, a weakening U.S. dollar will also favor the performance of your Fund in the months ahead.

As the year unfolds, we will continue to focus mostly on the developed nations, monitoring the direction of interest rates and the actions of central banks. The government bond markets should remain strong given the current flight-to-quality and the added support from the underlying technical supply-demand factors. In recent months, high-quality fixed-income investments have experienced significant inflows of cash from pummeled stock investors looking for safe havens, and we expect this to continue. A return to the investment principles that call for prudent diversification should support investment in quality bonds. High-grade corporate issues may gain favor as the year progresses, and we will consider opportunities where appropriate. As has been the case for some time now, we remain cautious about Japan.

We thank you for your investment in the Van Eck/Chubb Global Income Fund and we look forward to continuing to help you meet your investment objectives.









[PHOTO OF                   [PHOTO OF
ROGER C.P. BROOKHOUSE]      MARJORIE D. RAINES]


/s/ Roger C.P. Brookhouse   /s/ Marjorie D. Raines
    ---------------------       ------------------


ROGER C.P. BROOKHOUSE       MARJORIE D. RAINES
SENIOR VICE PRESIDENT       SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.  CHUBB ASSET MANAGERS, INC.


[PHOTO OF
EMMA C. FISHWICK]


/s/ Emma C. Fishwick
    ----------------


EMMA C. FISHWICK
VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.

January 25, 2001

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

The Salomon Smith Barney World Government Bond Index and the Lipper Global Income Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The SSB World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

** The Lipper Global Income Fund Index is comprised of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issues located in at least three countries, one of which may be the United States. The Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the global income category.


PERFORMANCE RECORD AS OF 12/31/00

                                                    AFTER
                                                    MAXIMUM         BEFORE
AVERAGE ANNUAL                                      SALES           SALES
TOTAL RETURN                                        CHARGE*         CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)                                 1.66%           2.60%
--------------------------------------------------------------------------------
5 year                                               1.13%           2.12%
--------------------------------------------------------------------------------
1 year                                              (4.01%)          0.74%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A Shares: maximum sales charge is 4.75%.


--------------------------------------------------------------------------------
         [The table below represents a pie chart in the printed piece.]

                    Options                             0.2%
                    Short Term Obligations:             3.8%
                    Other Net Assets:                   5.7%
                    Corporate Bonds:                   16.0%
                    Government and Agency Obligations: 74.3%

                                 TOP COUNTRIES

                                 United States
                                     France
                                    Germany
                                 United Kingdom
                                  Netherlands
                                     Italy
                                     Greece

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   9.9 Years

                               PORTFOLIO DURATION
                                   6.4 Years

                                30-DAY SEC YIELD
                                      4.8%
--------------------------------------------------------------------------------

(1) as a percentage of total net assets at December 31, 2000.

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                        VAN ECK/CHUBB GLOBAL INCOME FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Global Income Fund made at inception with a similar investment in the Salomon Smith Barney World Government Bond Index and the Lipper Global Income Fund Index.


                        VAN ECK/CHUBB GLOBAL INCOME FUND
                             Performance Comparison

         [The table below represents a line chart in the printed piece.]

                                             Van Eck/Chubb
                  Lipper        Salomon      Global Income
                  Global      Smith Barney        Fund
                  Income      World Gov't     (with sales
                Fund Index     Bond Index      charge)(2)


Sep-1-95           9524          10000          10000
Sep-95             9048          10223          10167
Oct-95             9571          10300          10261
Nov-95             9685          10416          10436
Dec-95             9834          10525          10650
Jan-96             9767          10395          10774
Feb-96             9649          10342          10586
Mar-96             9617          10328          10594
Apr-96             9655          10287          10685
May-96             9667          10289          10716
Jun-96             9712          10370          10820
Jul-96             9879          10568          10931
Aug-96             9924          10610          11030
Sep-96            10018          10653          11240
Oct-96            10201          10852          11468
Nov-96            10434          10995          11747
Dec-96            10421          10906          11717
Jan-97            10205          10615          11617
Feb-97            10242          10535          11626
Mar-97            10082          10455          11481
Apr-97            10040          10363          11514
May-97            10261          10645          11679
Jun-97            10398          10772          11822
Jul-97            10361          10688          11921
Aug-97            10345          10682          11860
Sep-97            10640          10909          12113
Oct-97            10514          11136          12100
Nov-97            10310          10965          12101
Dec-97            10422          10931          12141
Jan-98            10542          11038          12231
Feb-98            10649          11127          12336
Mar-98            10718          11017          12387
Apr-98            10833          11193          12486
May-98            10864          11220          12471
Jun-98            10849          11236          12434
Jul-98            10945          11251          12488
Aug-98            11118          11558          12040
Sep-98            11754          12172          12533
Oct-98            11782          12533          12640
Nov-98            11754          12356          12774
Dec-98            11985          12605          12909
Jan-99            11864          12489          12937
Feb-99            11393          12087          12605
Mar-99            11450          12118          12705
Apr-99            11505          12113          12821
May-99            11268          11909          12565
Jun-99            11052          11700          12447
Jul-99            11063          11987          12490
Aug-99            11052          12043          12464
Sep-99            11063          12231          12577
Oct-99            10930          12225          12560
Nov-99            10781          12096          12495
Dec-99            10840          12067          12555
Jan-00            10537          11810          12349
Feb-00            10572          11725          12452
Mar-00            10772          12088          12601
Apr-00            10647          11693          12362
May-00            10657          11784          12356
Jun-00            10805          12070          12627
Jul-00            10592          11866          12588
Aug-00            10428          11777          12581
Sep-00            10475          11753          12563
Oct-00            10256          11604          12438
Nov-00            10402          11834          12619
Dec-00            10920          12259          13079


--------------------------------------------------------------------------------
                                                                       Since
 Average Annual Total Return 12/31/001            Year      5 Year  Inception(1)
--------------------------------------------------------------------------------
 VE/C Global Income Fund (w/o sales charge)       0.74%      2.12%     2.60%
--------------------------------------------------------------------------------
 VE/C Global Income Fund (with sales charge)(2)  (4.01%)     1.13%     1.66%
--------------------------------------------------------------------------------
 Salomon Smith Barney World Gov't Bond Index      1.59%      3.10%     3.89%
--------------------------------------------------------------------------------
 Lipper Global Income Fund Index                  4.18%      4.20%     5.16%
--------------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK/CHUBB GLOBAL INCOME FUND WAS 9/1/95. Index returns are calculated as of nearest month end.

(2) The maximum sales charge is 4.75%.

Returns for the Van Eck/Chubb Global Income Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Salomon Smith Barney World Government Bond Index and the Lipper Global Income Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The SSB World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

The Lipper Global Income Fund Index is comprised of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issues located in at least three countries, one of which may be the United States. The Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the global income category.


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB GOVERNMENT SECURITIES FUND SEEKS TO EARN A HIGH LEVEL OF INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL VALUE. THE FUND WILL TYPICALLY BE INVESTED IN A COMBINATION OF U.S. TREASURY NOTES AND BONDS, GOVERNMENT AGENCY DEBENTURES AND/OR GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES, SUCH AS THOSE ISSUED BY "FANNIE MAE" OR "FREDDIE MAC."

We are pleased to report that the year 2000 was a better year for bond investors than 1999. For the twelve months ended December 31, 2000, the Van Eck/Chubb Government Securities Fund achieved a total return of 10.67%. The Fund's performance was comparable to its peer group of mutual funds, which returned 11.89% for the year as measured by the Lipper General U.S. Government Fund Index.* At the same time, the Fund slightly underperformed its benchmark market index, the Lehman Brothers Government Bond Index,** which gained 13.24%. Your Fund's performance results for longer periods are included in the table and chart that follow.

U.S. BOND MARKET OVERVIEW

The year 2000 was excellent for most bond investors, particularly those invested in U.S. Treasuries, which climbed 13.5%; long-term Treasuries gained the most, returning 20.3%. For the first time since 1993, bonds outperformed stocks, which declined 9.1% as measured by the Standard & Poor's 500 Index.+ On the other hand, it was not a very good period for those bond investors holding high-yielding bonds and non-investment grade corporate bonds, which performed poorly as corporate earnings came under increased pressure.

As we discussed at midyear, the beginning of the year saw a continuation of the trends that dominated 1999 and dampened bond performance. Global capital markets were less volatile as economies around the world, especially those in Asia, continued to stabilize and return to positive growth. Central banks responded to robust growth by tightening monetary policy to ward off rising inflation. The U.S. economy--the engine that has been driving global growth--continued its rapid pace. The Federal Reserve Board responded by increasing interest rates three times in the first half, on February 2 (0.25%), March 21 (0.25%), and May 16 (0.50%). This ended the cycle of preemptive tightening it began in July 1999 and which resulted in a total increase of 1.75%. Despite this backdrop of a strong economy and possible inflation, strong credit growth, and a tightening-biased Federal Reserve, bond yields actually fell during the first half (and inversely, prices rose). This was due in large part to the fact that demand for Treasuries outpaced a tight supply. The shrinking supply was a direct result of the large U.S. federal budget surplus, which reached a record $273 billion during the year. This made the federal government reluctant to issue new debt and gave it the ability to buy back outstanding bonds. At the same time, investor demand increased over the course of the year as the equity markets weakened, credit concerns mounted, and signs of an economic slowdown began to build.

In the second half of 2000, the U.S. economic picture began to shift. The combined effect of the Fed's rate hikes, high energy prices, and the ongoing sell-off of technology stocks began to drag on the economy. The slowdown was reflected by a slump in manufacturing, inventory overhangs (particularly in the technology sector), disappointing corporate earnings, and declines in housing sales (both new and existing homes) and retail consumer spending. The situation had so worsened in the fourth quarter--perhaps exacerbated by the U.S. Presidential election stalemate--that by December the Fed had acknowledged its concern and indicated that it would reverse its bias. On January 3, 2001, the Fed boldly cut rates by 50 basis points in an unscheduled meeting, giving the markets a clear signal that it feared a possible hard, not a soft, landing. At the same time, economies abroad showed signs of weakening and fears of a global slowdown began to emerge. All of this created an excellent environment for high-quality bonds, which tend to perform well in times of economic uncertainty and declining interest rates. Also, the disappointing results of equity investments during the year--particularly technology stocks--shifted attention toward bonds.

During the year, long-term U.S. Treasury bonds were the best performing asset class, with the 30-year

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

long-bond yield declining 102 basis points (from 6.48% to 5.46%), reaching its lowest level in two years. These bonds gained 20.3% for the year. At the same time, municipals, low-coupon mortgage-backed securities, intermediate-maturity government bonds, and investment grade corporates all performed well. By contrast, non-investment grade corporates were hard hit by defaults on interest payments and bankruptcies.

FUND REVIEW

We are pleased that 2000 provided much better results for fixed-income investors than 1999 and your Fund had a total return of 10.67%. Its slight lag in performance compared to its benchmarks resulted from the Fund's holdings in non-Treasury issues, which did not appreciate as much as Treasury securities. Treasuries, as we discussed, benefited from unique technical supply/demand factors that helped drive up values. In the first half of the year, we shortened the average maturity of the Fund's portfolio to defend it against the modest rise in inflationary pressures. We maintained this defensive intermediate maturity strategy throughout the year. Although inflationary pressures may have abetted somewhat in the fourth quarter, we stuck with our defensive approach and thus may have missed some of the benefit of the year-end rally at the long end. Your Fund's security allocation changed little over the course of the year and, as of December 31, 2000, your Fund was well diversified, with 21% invested in Treasuries, 28% in mortgage-backed securities, and 45% in putable agency debentures.

THE OUTLOOK

U.S. economic growth expectations for this year are certainly much lower than they were a year ago. While the specter of an economic slowdown in the U.S. may be bad news for equity markets, it is good news for bonds--and for the potential performance of your Fund's portfolio. We expect that the Federal Reserve Board will continue to lower rates through midyear, and this should support bonds. However, real interest rates on 30-year Treasuries are now historically low (a nominal rate of 5.4% minus an inflation rate of 3% translates into a 2.4% real rate), thus making bonds less attractive. Because of this, we will maintain our modest duration strategy. Given that we believe that the bulk of the Treasury rally is now behind us, we will continue to underweight Treasury bonds; on the other hand, non-Treasury issues (such as your Fund's mortgage-backed and putable securities) remain reasonably attractive. As the year progresses and interest rates remain stable at the long end, we may move some of the Fund's putable holdings into mortgage-backed securities, which have the potential for better performance in a stable rate environment. If, in the year ahead, interest rates stabilize at the long end but fall at the short end as the Fed eases, this may diminish the returns of money market funds and shift attention to high-grade bond investments like your Fund.

Thank you for your investment in the Van Eck/Chubb Government Securities Fund. We look forward to helping you meet your investment goals in the months ahead.







[PHOTO OF                   [PHOTO OF
NED I. GERSTMAN]            PAUL R. GEYER]


/s/ Ned I. Gerstman         /s/ Paul R. Geyer
    ---------------             -------------


NED I. GERSTMAN             PAUL R. GEYER
SENIOR VICE PRESIDENT       VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.  CHUBB ASSET MANAGERS, INC.


January 25, 2001

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The Lipper General U.S. Government Fund Index, the Lehman Brothers Government Bond Index, and the Standard & Poor's 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Lipper General U.S. Government Fund Index is comprised of funds that invest at least 65% of their assets in U.S. Government and agency issues. The Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the general U.S. Government category.

** The Lehman Brothers Government Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. All issues have at least one year to maturity and an outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.

+ The S&P 500 Index consists of 500 widely held common stocks covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.


--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/00
--------------------------------------------------------------------------------
                                AFTER
                                MAXIMUM                   BEFORE
AVERAGE ANNUAL                  SALES                     SALES
TOTAL RETURN                    CHARGE*                   CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)             7.76%                     8.16%
--------------------------------------------------------------------------------
10 Year                          6.92%                     7.45%
--------------------------------------------------------------------------------
5 Year                           4.78%                     5.81%
--------------------------------------------------------------------------------
1 Year                           5.38%                    10.67%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 4.75%

--------------------------------------------------------------------------------

                               % OF PORTFOLIO (1)

         [The table below represents a pie chart in the printed piece.]

               U.S. Government and Agency Obligations:      39.9%
               Other Net Assets:                             6.1%

                                                    % OF
                  PORTFOLIO COMPOSITION         PORTFOLIO (1)

                  Tennessee Valley Authority       44.8%
                    Putable Debentures

                  Federal National Mortgage        27.6%
                    Association Securities

                  U.S. Treasury Securities         20.7%

                  Federal Home Loan Mortgage        0.8%
                    Association Securities

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   10.6 Years

                               PORTFOLIO DURATION
                                   4.9 Years

                                30-DAY SEC YIELD
                                     5.21%

--------------------------------------------------------------------------------
(1) As a percentage of total net assets at December 31, 2000.

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Government Securities Fund made ten years ago with a similar investment in the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index.

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                             Performance Comparison

         [The table below represents a line chart in the printed piece.]

                                                     Van Eck/Chubb
                Lipper              Salomon          Global Income
                Global            Smith Barney            Fund
                Income            World Gov't         (with sales
              Fund Index           Bond Index          charge)(2)

Dec-90           9522               10000                 10000
Mar-91           9700               10216.9               10216
Jun-91           9797               10354.5               10327
Sep-91           10426              10945.1               10916
Dec-91           11043              11531.6               11463
Mar-92           10685              11329.8               11259
Jun-92           11210              11777.9               11672
Sep-92           11878              12359.6               12129
Dec-92           11865              12365                 12163
Mar-93           12263              12923.7               12593
Jun-93           12624              13297.4               12912
Sep-93           12759              13729.4               13216
Dec-93           12966              13682.9               13175
Mar-94           12613              13271.2               12763
Jun-94           12476              13119.7               12515
Sep-94           12515              13175.2               12533
Dec-94           12533              13221.1               12550
Mar-95           13195              13843.3               13117
Jun-95           13925              14701.8               13844
Sep-95           14146              14962.6               14087
Dec-95           14726              15645.9               14676
Mar-96           14470              15292.4               14327
Jun-96           14493              15365.2               14341
Sep-96           14747              15623.9               14571
Dec-96           15196              16079.5               14993
Mar-97           15072              15948.9               14879
Jun-97           15642              16501.8               15405
Sep-97           16158              17055.1               15904
Dec-97           16629              17621.3               16360
Mar-98           16890              17886.9               16577
Jun-98           17215              18358.2               16939
Sep-98           17827              19373.6               17688
Dec-98           17860              19357.3               17643
Mar-99           17729              19081.1               17449
Jun-99           17664              18918.1               17212
Sep-99           17756              19043.7               17279
Dec-99           17645              18924.8               17174
Mar-00           18014              19558.4               17599
Jun-00           18320              19865                 17868
Sep-00           18769              20411.9               18352
Dec-00           19528              21431.2               19216


--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/00(1)              Year     5 Year    10 Year
--------------------------------------------------------------------------------
 VE/C Gov't Securities Fund (w/o sales charge)       10.67%     5.81%     7.45%
--------------------------------------------------------------------------------
 VE/C Gov't Securities Fund (with sales charge)(1)    5.38%     4.78%     6.92%
--------------------------------------------------------------------------------
 Lehman Bros. Gov't Bond Index                       13.24%     6.49%     7.92%
--------------------------------------------------------------------------------
 Lipper General U.S. Gov't Fund Index                11.89%     5.54%     6.75%
--------------------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK/CHUBB GOVERNMENT SECURITIES FUND WAS 12/1/87.

(1) The maximum sales charge is 4.75%.

Returns for the Van Eck/Chubb Government Securities Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Lehman Brothers Government Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon and total return are reported on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

The Lipper General U.S. Government Fund Index is comprised of funds that invest at least 65% of their assets in U.S. government and agency issues. The Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the general U.S. government category.


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB GROWTH AND INCOME FUND'S PRIMARY OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN STOCKS OF LEADING LARGE- AND MEDIUM-CAPITALIZATION U.S. COMPANIES. THE FUND MANAGER LOOKS FOR VALUE BY INVESTING IN ESTABLISHED COMPANIES THAT ARE SELLING AT A DISCOUNT TO THE MARKET IN TERMS OF SEVERAL MEASURES--INCLUDING PRICE/EARNINGS RATIOS--AND THAT HAVE SOLID FUTURE PROSPECTS (PRIMARILY DEFINED AS FUTURE GROWTH POTENTIAL ABOVE THE S&P 500 INDEX). THIS STRATEGY HELPS KEEP THE FUND'S VOLATILITY BELOW THAT OF THE U.S. STOCK MARKET IN GENERAL. AS A SECONDARY OBJECTIVE, THE FUND SEEKS A REASONABLE LEVEL OF CURRENT INCOME THROUGH STOCK DIVIDENDS.

Coming off a very strong 1999 in which the Fund returned an impressive 29.42%, the Van/Eck Chubb Growth and Income Fund had a disappointing year in 2000. As we will explain in more detail below, this was predominately due to the extremely poor showing by technology stocks last year--the sector that helped make 1999 one for the record books. For the twelve months ended December 31, 2000, your Fund's total return was -19.83%. Your Fund's specific peer group of mutual funds as measured by the Lipper Multi-Cap Core Fund Index* declined 3.35% and the Standard & Poor's 500 Index** declined 9.11% for the same period. Your Fund's performance results for longer periods are included in the pages that follow.

U.S. EQUITY MARKET OVERVIEW

In a difficult lesson of "what goes up must come down" for equity investors, all the major U.S. stock markets finished down for the year. The large-cap S&P 500 Index was off 9.1% (its first negative year since 1990 and its worst since
1977), the blue-chip Dow Jones Industrial Average*** declined 4.9% (its worst year since 1981), the Nasdaq Composite Index+ lost 38.8%, and the small-cap Russell 2000 Index++ slipped 3.0%. The average stock mutual fund was off 4.5% as measured by Lipper Analytical Services. Despite this painful picture, equity investors did enjoy some bright spots. Old Economy sectors proved to be the top performers. These included utilities, healthcare (including hospital companies and medical-device makers), pharmaceuticals (including drug manufacturers and distributors), and energy. By contrast, the New Economy's technology and telecommunications stocks were the year's worst performers.

The story of last year can be told as a half-full, half-empty tale that straddled the first and second halves of the year. As we began the year, the U.S. economy was entering its tenth year of phenomenal expansion, and the bull market (which we date as far back as 1981) was full of steam. Economic growth was a blistering 5%-7% and the stock market, as measured by the S&P 500, had just delivered its fifth consecutive year of 20% plus returns. The Nasdaq soared 85.6% in 1999, the best one-year gain ever for a market index. Technology stocks were the primary drivers of these spectacular returns and a tremendous buzz gripped both Wall Street and Main Street over the seemingly endless potential of the Internet dot-com sector. This giddy party, marked by staggering price/earnings multiples, continued into the first quarter. Many individual and institutional investors who had remained on the technology sidelines in 1999 jumped in during the first quarter of 2000. Having gained momentum after the end of the global 1998 fiscal crisis, the technology ride felt unstoppable. But on March 10, the Nasdaq began its painful slide and did not stop falling (despite a short-lived rebound in June), losing as much as 50% of its value from its peak to its low point. One Old Economy truth became obvious: no matter how engaging the business idea, a company needs to generate revenues and profits.

Despite the bursting of the technology/Internet bubble, it was not yet fully clear in the spring and early summer that the environment was shifting. The Federal Reserve Board, in tightening mode since July of 1999, continued to raise short-term interest rates in the first half, attempting to maneuver the overheating economy into a soft landing of moderate growth and low inflation. In total, the Fed added 175 basis points to the federal funds target rate, or 1.75%, in this cycle of six tightenings. At midyear, the federal funds rate was at a nine-year high of 6.50%. Signs of slowing in the U.S. economy began to emerge in the summer and technology stocks continued to lose value. For most of the third quarter, however, the bulk of sentiment still weighed on the side of a soft

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

landing. It was not until the fourth quarter that the possibility of a hard landing gained momentum. The economy had clearly begun to downshift, reflected by a slump in manufacturing, inventory overhangs (particularly in the technology sector), disappointing corporate earnings, slowing housing sales, and waning consumer confidence. Growth (measured by the GDP--gross domestic product--growth rate) had slowed to an estimated 2.0%. Confidence was not helped by the protracted U.S. Presidential election. On December 19, the Federal Reserve signaled its concern over the direction of the economy by shifting to an anti-recession easing bias and, on January 3, 2001, it boldly cut the federal funds target rate by 50 basis points, from 6.5% to 6.0%.

FUND REVIEW

Throughout the year, we continued to improve the overall quality of the portfolio and to position the Fund for a more uncertain environment. Our philosophy was to choose those enterprises that should succeed over the long term. Although our allocations shifted in favor of well-established Old Economy companies as the year progressed, your Fund's portfolio still has a stake in fast-growing New Economy companies. This reflects our confidence in the long-term strength of the technology and telecommunications sectors.

Over the course of the year, the Fund's greatest sector shifts were achieved by reducing the Fund's exposure to technology and increasing its weightings in several sectors, including financial services, energy, and consumer goods. As we explained at midyear, your Fund's technology investments have been shifting over the past two years. They grew from a modest 10% at year-end 1998 to more than 50% by year-end 1999.

In 2000, they were pared to 40% by June 30, and then to 22% by year end. By increasing our exposure in 1999, we were attempting to take advantage of a clear secular (long-term) shift that had favored a large-capitalization, momentum- and technology-driven market. This helped performance in 1999 and through the first quarter of 2000. However, when fortunes shifted for technology in March 2000, we were exposed to some of the downside. On the other hand, our avoidance of risky dot.com companies with unproven business models protected the Fund somewhat when the technology market soured. Our exposure to the Internet has primarily been in carefully selected well-established names that are helping to build the Internet's backbone.

Despite its negative impact on performance last year, we remain optimistic about technology and telecommunications. We expect capital spending in technology to improve in the latter part of the year. Technological advancements are a major impetus to global growth and are the underpinning to improved efficiency and productivity of both American and overseas corporations, across most economic sectors. Businesses cannot remain competitive without spending on technology--and the cycle for doing so has shortened dramatically in the past decade.

In addition to trimming the Fund's exposure to technology from approximately 50% to 20% in the year 2000, we increased the Fund's exposure to financial services to approximately 14%, given the greater potential for gains in a declining interest rate environment. We also increased the Fund's energy-related holdings from approximately 6% to 14%, which, as mentioned in the opening letter, are presenting opportunities among those companies able to address our growing energy needs and accompanying crises. Finally, we increased consumer goods from about 7% to 14%. Among your Fund's top ten holdings, since midyear we added Amgen (a global biotechnology company representing 4.2% of the Fund's total net assets as of December 31, 2000), General Dynamics (an aerospace-defense manufacturer representing 3.4% of the Fund's assets) and UnitedHealth Group (a healthcare provider representing 2.7% of the Fund's assets). At the same time, in the second half we sold the Fund's positions in Sanmina (a provider of customized integrated electronic manufacturing services), Microsoft (the software giant), and Solectron (a provider of electronics manufacturing services).

THE OUTLOOK

Historically, the best recipe for good stock market returns has been an environment characterized by low inflation, moderate economic growth, healthy

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

corporate profits, and a "friendly" Federal Reserve Board--one that is interested in protecting the economy as well as financial assets. It is our belief that if the Fed achieves its soft-landing goal, the environment for equity investing will improve. But the recovery may take some time. Going forward, the terrain is likely to be more difficult. The excessive stock returns that investors enjoyed in the latter half of the 1990s are an historic aberration. Equity returns, going forward, are likely to revert to their 10%-11% average annual levels (since 1929) and the possibility of flat and down years--like 2000--continues to exist.

A tempered approach to investing by choosing those companies with the best long-term prospects is likely to be the best strategy in the coming months. Uncovering high-quality enterprises is always more critical when the stock market slows. The pursuit of this quality is what drives our individual stock selection process. As we have done in the past, we will continue to seek out those companies where earnings growth appears sustainable in the 10%-30% range--companies that have improving earnings and future prospects. By following our consistent discipline of choosing quality companies at reasonable valuations, we believe your Fund is well positioned for the coming year.

We thank you for your investment in the Van Eck/Chubb Growth and Income Fund and we look forward to continuing to help you meet your investment objectives.





[PHOTO OF
ROBERT WITKOFF]


/s/ ROBERT WITKOFF
    --------------


ROBERT WITKOFF
SENIOR VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.

January 25, 2001


The Lipper Multi-Cap Core Fund Index, Standard & Poor's 500 Index, Dow Jones Industrial Average, Nasdaq Composite Index and Russell 2000 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Lipper Multi-Cap Core Fund Index is an index comprised of funds that invest in a variety of market capitalization ranges, without concentrating 74% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 1500 Index.

** The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

*** The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

+ The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

++ The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/00
--------------------------------------------------------------------------------
                                                AFTER
                                                MAXIMUM                BEFORE
AVERAGE ANNUAL                                  SALES                  SALES
TOTAL RETURN                                    CHARGE*                CHARGE
--------------------------------------------------------------------------------
 Life (since 12/1/87)                           12.25%                 12.76%
--------------------------------------------------------------------------------
 10 Year                                        12.34%                 13.01%
--------------------------------------------------------------------------------
 5 Year                                          8.52%                  9.81%
--------------------------------------------------------------------------------
 1 Year                                         (24.44%)               (19.83%)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 5.75%.

--------------------------------------------------------------------------------

                                 % OF PORTFOLIO

         [The table below represents a pie chart in the printed piece.]

                                          Common Stocks:      96.1%
                                          Other Net Assets:    3.9%

                                         % OF
TOP TEN EQUITIES                     PORTFOLIO (1)

Amgen, Inc.                             4.2%
Wells Fargo & Company                   4.0%
Costco Wholesale Corp.                  3.5%
Washington Mutual, Inc.                 3.5%
General Dynamics Corp.                  3.4%
General Electric Co.                    3.2%
Anheuser-Busch Companies, Inc.          2.9%
United Technologies Corp.               2.7%
Citigroup, Inc.                         2.7%
UnitedHealth Group, Inc.                2.7%


                                         % OF
TOP TEN INDUSTRIES                   PORTFOLIO (1)

Financial Services                     13.7%
Oil & Gas Equipment and Services        9.6%
Retail                                  8.4%
Telecommunications                      7.7%
Technology                              7.6%
Medical Products & Supplies             6.9%
Electronics                             6.7%
Healthcare Services                     5.2%
Aerospace & Defense                     5.2%
Utilities                               4.4%


--------------------------------------------------------------------------------

(1) As a percentage of total net assets at December 31, 2000.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Growth and Income Fund made ten years ago with a similar investment in the Standard & Poor's 500 Index, the Lipper Multi-Cap Value Fund Index and the Lipper Multi-Cap Core Fund Index.

         [The table below represents a line chart in the printed piece.]

                Van Eck/Chubb
                  Growth and                           Lipper           Lipper
                 Income Fund                         Multi-Cap        Multi-Cap
                 (with sales       S&P 500           Core Fund        Value Fund
                 charge) (1)        Index              Index            Index
                 -----------        -----              -----            -----

Dec-90              9424            10000              10000            10000
                    10396           11452.6            11528            11278
                    10933           11426.3            11454            11264
Sep-91              11493           12037.3            12211            11891
                    12580           13046.6            13224            12692
                    12769           12717.1            13114            12735
Jun-92              12458           12958.8            12962            12893
                    12552           13367.3            13327            13258
                    13420           14040.4            14457            14121
Mar-93              14068           14653.5            14969            14875
                    14183           14724.9            15131            15034
                    14812           15105.4            15776            15724
Dec-93              15473           15455.6            16242            16060
                    15023           14869.5            15795            15618
                    14852           14932              15604            15713
Sep-94              15372           15662.2            16401            16396
                    14807           15659.7            16092            16078
                    16035           17184.4            17390            17370
Jun-95              18078           18825              18841            18805
                    19640           20320.9            20409            20250
                    20047           21544.3            21275            21063
Mar-96              20597           22700.7            22565            22285
                    21568           23719.5            23312            22842
                    22010           24452.5            24071            23516
Dec-96              24558           26490.9            25629            25485
                    24805           27201.1            25775            25915
                    29006           31949.9            29541            29405
Sep-97              32346           34343.2            32612            32343
                    30906           35329.3            32363            32343
                    34996           40257.3            36504            36038
Jun-98              34530           41586.6            36894            35400
                    25986           37449.8            31962            30018
                    30848           45425.2            38412            34453
Mar-99              31222           47688.6            39362            34703
                    34415           51050.4            42496            38802
                    32612           47862.9            39818            34630
Dec-99              39925           54984.7            46396            36499
                    42330           56245.9            49816            36585
                    38701           54751.2            48252            36220
Sep-00              37837           54221              48513            38305
Dec-00              32006           49978.2            44841            40016


--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/00                 1 Year   5 Year   10 Year
--------------------------------------------------------------------------------
 VE/C Growth and Income Fund (w/o sales charge)      (19.83%)   9.81%    13.01%
--------------------------------------------------------------------------------
 VE/C Growth and Income Fund (with sales charge) (1) (24.44%)   8.52%    12.34%
--------------------------------------------------------------------------------
 Standard & Poor's 500 Index                         (9.11%)   18.33%    17.46%
--------------------------------------------------------------------------------
 Lipper Multi-Cap Value Fund Index                    9.64%    13.69%    14.87%
--------------------------------------------------------------------------------
 Lipper Multi-Cap Core Fund Index                    (3.35%)   16.08%    16.19%
--------------------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK/CHUBB GROWTH AND INCOME FUND WAS 12/1/87.

(1) The maximum sales charge is 5.75%.

Returns for the Van Eck/Chubb Growth and Income Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The S&P 500 Index, the Lipper Multi-Cap Value Fund Index and the Lipper Multi-Cap Core Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

The Lipper Multi-Cap Value Fund Index is comprised of funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

The Lipper Multi-Cap Core Fund Index is comprised of funds that invest in a variety of market capitalization ranges, without concentrating 74% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 1500 Index.

We compare the Fund to both the Lipper Multi-Cap Value Fund Index and the Lipper Multi-Cap Core Fund Index in the graph above because, in 1999, the Fund was included in the Multi-Cap Value category acording to Lipper, but this year, was moved to the Multi-Cap Core category due to changes in the Fund's portfolio holdings. Going forward, we will compare the Fund to the index representing the Fund's peer group as determined by Lipper.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB TAX-EXEMPT FUND SEEKS A HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE FUND'S MANAGERS PERFORM RIGOROUS CREDIT ANALYSIS IN SELECTING TAX-EXEMPT BONDS FROM ACROSS THE U.S. THE FUND EMPHASIZES INVESTMENT-GRADE SECURITIES, INCLUDING GENERAL OBLIGATION AND REVENUE-BACKED BONDS.

We are pleased to report that the Van Eck/Chubb Tax-Exempt Fund experienced good absolute and relative results in the year 2000. For the twelve months ended December 31, 2000, your Fund gained 9.89%. This compares to the 11.10% posted by the Fund's peer group of mutual funds as measured by the Lipper General Municipal Debt Fund Index,* and the 11.68% gain of the benchmark Lehman Brothers Municipal Bond Index.** Performance results for longer periods are included in the table and chart that follow.

MUNICIPAL MARKET OVERVIEW

As we discussed at midyear, we were thankful that the year 2000 was turning into a better year than 1999, which we had dubbed "the worst year for bonds since 1994." Inflation concerns and rising interest rates were to blame in 1999, along with lackluster demand for bonds from investors who sought the double-digit returns of equities, particularly technology stocks. The year 2000 saw a reversal of fortune for fixed-income investors, with high-quality bonds outperforming stocks for the first time since 1993. The municipal bond market rebounded strongly in 2000, enjoying its best annual performance since 1995. In addition, for the first time since 1990, municipals outperformed all the major stock market indices. Municipals were supported by several factors: 1) a reversal in the negative sentiment that characterized bond markets in 1999; 2) a dramatic slowing of the U.S. economy; 3) the downward slide of worldwide equity markets; and 4) a significant decline in the available supply of municipal bonds, primarily due to reduced refundings.

The year began with the Federal Reserve Board in a tightening mode as it responded to the blistering economic growth. By the end of the year, however, the Fed had shifted its bias from a focus on inflation risks to a concern about a weakening economy. It would have been hard to predict twelve months ago that today we would be discussing the possibility of a recession, but that is the case at the time of this writing. The Fed's bid to slow America's growth from its hot 5%-7% pace in the fourth quarter of 1999 and the first quarters of 2000, seemed to be working in early summer. On May 16, the Fed made its sixth in a series of rate hikes that began in July of 1999. Over the period, the Fed raised rates a total of 175 basis points, or 1.75%, and at midyear the federal funds rate was 6.50%. While many had expected another round of tightening at the FOMC (Federal Open Market Committee) meeting on August 22, rates were left unchanged for the remainder of the year.

The combined effect of the Fed's tightenings, high energy prices, and the ongoing sell-off of technology stocks created a drag on the economy, and in the third quarter signs emerged that it was slowing. These included declines in manufacturing production, housing sales (both new and existing homes) and retail consumer spending, and disappointing corporate earnings. At the same time, economies overseas began to show signs of weakening and caused increased fears of a global slowdown. In the fourth quarter, the U.S. economic situation worsened, perhaps exacerbated by the protracted U.S. presidential election, and by December the Fed acknowledged its concern. On January 3, 2001, the Fed boldly cut rates by 50 basis points in an unscheduled meeting, giving the markets a clear signal that it feared a possible hard, not a soft, landing. All of this created an excellent environment for high-quality bonds, which tend to perform well in times of economic uncertainty and declining interest rates. Also, the extremely lackluster results of equity investments during the year--particularly technology stocks--shifted attention toward bonds.

Long-term municipal bonds slightly underperformed long-term U.S.Treasuries in the year 2000, although both asset classes experienced strong returns. The yield on long-term municipals declined 86 basis points (0.86%) from 6.00% to 5.14%. At the same

                          VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

time, 30-year Treasury bond yields fell 102 basis points (1.02%), from 6.48% to 5.46%. The Treasury market benefited from several factors, including a flight-to-quality away from equities, declining rates, and a limited supply due to an aggressive buy-back program in response to the shrinking federal budget deficit. Because of the supply crunch, Treasuries have commanded a premium that risk-sensitive investors have been willing to pay. These Treasury market factors have caused longer maturity municipals to trade at very high ratios to Treasuries, between 94% and 100% during the year. At these levels, municipals are considered more attractive on a relative basis.

Several factors supported the strong performance of municipal bonds this past year. Supply of new issues was down 12.5% from 1999, primarily the result of a more than 50% decline in refundings. This decreasing supply is a direct reflection of the fiscal and financial health enjoyed by most state and local governments. Owing in large part to the prolonged economic expansion, state and local surpluses are at their highest levels since the early 1980s. To finance infrastructure building and other projects, many financially strong municipalities prefer financing with a pay-as-you-go strategy rather than borrowing through debt issuance. The decline in supply has helped buoy prices, particularly in the intermediate maturity range -- an asset class favored by new wealth being created in states like California. At the same time, municipal credit quality continued to improve. The fourth quarter of 2000 marked the 21st consecutive quarter in which debt-rating upgrades exceeded downgrades in the public finance arena (6.6 to 1, according to Moody's Investors Service).

FUND REVIEW

In managing the Fund, we are able to leverage Chubb's presence as a major institutional investor; Chubb Corporation has nearly $9.5 billion invested in municipal securities. This allows us to access the product, research, and market-making capabilities of major institutional dealers. This is particularly helpful in a period of limited bond supply. With this said, we changed very little of our management strategy over the course of the year. Throughout 2000, we maintained a "barbell" maturity strategy of purchasing selected higher-yielding bonds at the short end of the maturity curve in order to capture incremental yield, and investing in high-grade long-term bonds to boost the Fund's total return potential. The Fund's credit quality was at a very high level throughout the year and, at year end the Fund was 69.8% invested in Aaa- and Aa-rated paper--the two highest credit categories. The persistent narrow yield spreads among credit categories have provided little incentive to lessen the quality of the Fund's portfolio, which could compromise safety to our investors. As was the case at midyear, our favorite states remain New York, Washington, Indiana and Texas. As of December 31, 2000, your Fund was 14.9% invested in New York, 13.2% in Washington, 11.4% in Indiana, and 7.0% in Texas. ll four states are experiencing favorable economic growth trends and are enjoying strong fiscal health. In terms of credit sectors, the transportation arena remains one of our top choices, with airport and toll road credits providing ongoing opportunities. We are confident that our existing holdings in electric utilities should also perform well, given that there is little new financing for new generating facilities (as demonstrated by the current crisis in California).

THE OUTLOOK

Interest in municipal securities increased over the course of last year, even though the U.S.Treasury market dominated. With the Standard & Poor's 500 Index+ returning -9.1%, equity investors began to rediscover the importance of diversification and shifted attention to other asset classes. If equity markets disappoint again in 2001, demand for municipals should grow. The overall health of the municipal market going forward looks very good. Even if the national economy were to slow further, credit rating trends should remain favorable. Most state and local governments have been very fiscally healthy and have been functioning under conservative budgetary assumptions. This has led to large surpluses being carried over into the new fiscal year (for most states, the new fiscal year began on July 1, 2000). As we have said in the past, municipal yields are still very attractive. A 4.50% tax-free yield is equivalent to a 7.45% taxable yield for taxpayers

                          VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

in the maximum 39.6% federal income tax bracket. Municipals continue to make sense for long-term risk-averse and tax-conscious investors.

We thank you for your investment in the Van Eck/Chubb Tax-Exempt Fund and look forward to helping you meet your investment goals in the months ahead.









[PHOTO OF                   [PHOTO OF
FREDERICK W. GAERTNER]      THOMAS J. SWARTZ, III]


/s/ FREDERICK W. GAERTNER   /s/ THOMAS J. SWARTZ, III
    ---------------------       ---------------------


FREDERICK W. GAERTNER       THOMAS J. SWARTZ, III
SENIOR VICE PRESIDENT       VICE PRESIDENT
CHUBB ASSET MANAGERS, INC.  CHUBB ASSET MANAGERS, INC.

January 31, 2001


The Lipper General Municipal Debt Fund Index, Lehman Brothers Municipal Bond Index and Standard & Poor's 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Lipper General Municipal Debt Fund Index includes funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the municipal debt category.

** The Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark of municipal bonds selected to represent the overall municipal market. The bonds in the Index are investment grade and geographically unrestricted.

+ The S&P 500 Index consists of 500 widely held common stocks covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

                          VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/00
--------------------------------------------------------------------------------
                                            AFTER
                                            MAXIMUM                  BEFORE
--------------------------------------------------------------------------------
AVERAGE ANNUAL                              SALES                    SALES
TOTAL RETURN                                CHARGE*                  CHARGE
 Life (since 12/1/87)                        7.04%                   7.43%
--------------------------------------------------------------------------------
 10 Year                                     6.03%                    6.55%
--------------------------------------------------------------------------------
 5 Year                                      3.95%                    4.95%
--------------------------------------------------------------------------------
 1 Year                                      4.67%                    9.89%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. Income may be subject to state and local taxes and the Alternative Minimum Tax.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 4.75%


--------------------------------------------------------------------------------

                                 % OF PORTFOLIO

         [The table below represents a pie chart in the printed piece.]

Municipal Bonds:         98.0%
Other Net Assets:         2.0%

                               PORTFOLIO QUALITY
                   % OF
RATING(2)      PORTFOLIO(1)

Aaa               54.9%
Aa                14.9%
A                 15.1%
Baa               10.7%
Not Rates          4.4%



                   % OF
TOP TEN STATES  PORTFOLIO(1)

New York       14.9%
Washington     13.2%
Indiana        11.4%
Texas           7.0%
Tennessee       6.4%
New Jersey      6.0%
Massachusetts   5.9%
Illinois        5.3%
Florida         5.1%
Utah            4.3%

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   9.7 Years

                               PORTFOLIO DURATION
                                   6.4 Years

                                30-DAY SEC YIELD
                                     3.94%

--------------------------------------------------------------------------------

(1) As a percentage of total net assets at December 31, 2000.

(2) Predominantly Moody's Investors Service ratings.

                          VAN ECK/CHUBB TAX-EXEMPT FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Tax-Exempt Fund made ten years ago with a similar investment in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Fund Index.


                          VAN ECK/CHUBB TAX-EXEMPT FUND
                             Performance Comparison

         [The table below represents a line chart in the printed piece.]

          Van Eck/Chubb
         Tax-Exempt Fund  Lehman Brothers    Lipper General
           (with sales     Municipal Bond    Municipal Debt
            charge)(1)         Index           Fund Index

Dec-90        9527             10000             10000
              9719             10226             10206
Jun-91        9867             10444.5           10414
              10249            10850.3           10827
Dec-91        10548            11214.2           11204
              10613            11247.4           11219
Jun-92        11030            11673.9           11698
              11309            11984.7           11963
Dec-92        11516            12202.8           12202
              12015            12656             12692
Jun-93        12368            13070.3           13121
              12806            13512             13564
Dec-93        12947            13701.8           13718
              12313            12949.6           12964
Jun-94        12346            13092.4           13039
              12373            13182.1           13100
Dec-94        12174            12993.5           12890
              12987            13911.8           13805
Jun-95        13278            14247             14086
              13514            14656.4           14430
Dec-95        14107            15261.6           15122
              13959            15077.9           14853
Jun-96        14019            15193.2           14937
              14331            15541.4           15288
Dec-96        14672            15937.4           15663
              14685            15899.2           15603
Jun-97        15107            16447.1           16152
              15506            16942.7           16654
Dec-97        15953            17402.4           17134
              16149            17602.9           17317
Jun-98        16362            17870.9           17553
              16798            18419.2           18074
Dec-98        16911            18530             18100
              17018            18694.2           18203
Jun-99        16725            18364.3           17835
              16528            18290.9           17609
Dec-99        16362            18148.9           17363
              16788            18679.3           17850
Jun-00        16966            18961.8           18062
              17284            19420.4           18487
Dec-00        17966            20269.6           19289

--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/00                1 Year    5 Year   10 Year
--------------------------------------------------------------------------------
 VE/C Tax-Exempt Fund (w/o sales charge)              9.89%     4.95%     6.55%
--------------------------------------------------------------------------------
 VE/C Tax-Exempt Fund (with sales charge)(1)          4.67%     3.95%     6.03%
--------------------------------------------------------------------------------
 Lehman Bros. Municipal Bond Index                   11.68%     5.84%     7.32%
--------------------------------------------------------------------------------
 Lipper General Municipal Debt Fund Index            11.10%     4.99%     6.79%
--------------------------------------------------------------------------------


INCEPTION DATE FOR THE VAN ECK/CHUBB TAX-EXEMPT FUND WAS 12/1/87.

(1) The maximum sales charge is 4.75%.

Returns for the Van Eck/Chubb Tax-Exempt Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark of municipal bonds selected to represent the overall municipal market. The bonds in the Index are investment grade and geographically unrestricted.

The Lipper General Municipal Debt Fund Index includes funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the municipal debt category.


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

THE VAN ECK/CHUBB TOTAL RETURN FUND SEEKS TO PROVIDE BOTH INCOME AND CAPITAL APPRECIATION USING A STRATEGIC COMBINATION OF HIGH-QUALITY BONDS AND THE COMMON STOCKS OF BOTH LARGE- AND MEDIUM-CAPITALIZATION COMPANIES. STOCKS ARE SELECTED USING A RELATIVE VALUE APPROACH. FUND MANAGERS MONITOR AND ADJUST THE ASSET MIX BASED ON CONTINUOUS ANALYSIS OF THE FINANCIAL MARKETS. IN MOST MARKETS, ABOUT 60% TO 70% OF THE FUND'S ASSETS WILL BE INVESTED IN COMMON STOCKS.

The Van Eck/Chubb Total Return Fund returned a disappointing -5.43% for the year 2000, enduring volatile market conditions. The Fund underperformed the benchmark index of its peer mutual funds, the Lipper Balanced Fund Index,* which gained 2.39%. This was primarily caused by your Fund's investments in technology stocks, which performed extremely poorly last year as reflected by the 38.83% decline of the Nasdaq Composite Index.** All other major U.S. stock market indices posted declines as well. On the other hand, domestic fixed income markets offered better results; the Lehman Brothers Government Bond Index+ gained 13.24% for the period and the Lehman Brothers Corporate Bond Index++ gained 9.39%. Your Fund's performance results for longer periods are included in the table that follows.

REVIEW OF MARKETS

The year 2000 was not rewarding for equity investors, even though we began the year with the U.S. economy entering its tenth year of expansion and the bull market going strong. For the year, however, the large-cap Standard & Poor's 500 Index++ was off 9.1% (its first negative year since 1990 and its worst since
1977), the blue-chip Dow Jones Industrial Average declined 4.9% (its worst year since 1981), the Nasdaq Composite Index lost 38.8%, and the small-cap Russell 2000 Index++++ slipped 3.0%. The average stock mutual fund was down 4.5% as measured by Lipper Analytical Services. While some Old Economy sectors provided some bright spots, including utilities, healthcare, pharmaceuticals, and energy, many of the New Economy's technology and telecommunications stocks plummeted. These stocks had been primary drivers behind the notable returns of 1999, helping to propel the Nasdaq to a record 85.6% return. But on March 10, 2000, the Nasdaq began a painful slide that did not abate (despite a short-lived rebound in June) and which resulted in a 50% loss of the Index's value from its peak to its low point. This past year, one Old Economy truth became obvious: successful businesses need to generate revenues and profits.

Although in the spring and early summer it may have been obvious that the technology bubble had burst, it wasn't yet clear that our economic fortunes were shifting. The Federal Reserve Board, in its fight to moderate economic growth and quell rising inflation, continued to raise short-term interest rates through midyear, implementing its final hike on May 16. All told, the Fed raised rates six times since July 1999, elevating the federal funds rate (overnight bank lending rate) 1.75% to a nine-year high of 6.50%. Signs of a slowing economy did emerge in the summer and early fall, but most sentiment continued to weigh on the side of a soft landing. In the fourth quarter, however, the economy had clearly begun to slide, reflected by a 10-year low in manufacturing production, inventory overhangs (particularly in the technology sector), disappointing corporate earnings, slowing housing sales, and waning consumer confidence. Growth in the fourth quarter (measured by the GDP, or gross domestic product, growth rate) had declined to an estimated 2.0% (down from the 5%-7% range at the beginning of the year). The protracted U.S. presidential election also dampened confidence. In response, the Fed, signaling its worry about a possible recession, boldly cut rates 50 basis points, from 6.50% to 6.00% on January 3, 2001.

In contrast to equities, the year 2000 was excellent for most bond investors. For the first time since 1993, bonds outperformed stocks. The U.S. Treasury market climbed 13.5%, with long-term Treasuries gaining 20.3%. This robust performance was due in large part to the fact that demand for Treasuries outpaced a tight supply. The shrinking supply was a direct result of the large U.S. federal budget surplus, which reached a record $273 billion during the year. This made the federal government reluctant to issue new debt and gave it the ability to buy back

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

outstanding bonds. At the same time, investor demand increased over the course of the year as the equity markets weakened, credit concerns mounted, and signs of an economic slowdown began to build. Elsewhere in the bond market, results were not as good for investors holding high-yielding bonds and non-investment grade corporate bonds. This group came under pressure as corporate earnings estimates declined, and defaults on interest payments and bankruptcies accelerated. At the same time, higher quality investment grade corporates performed well as investors sought to reduce risk.

FUND REVIEW

Your Fund's asset allocation mix was relatively unchanged throughout most of the year with an almost even weighting between stocks and bonds. Of the Fund's bond holdings, 31.4% was invested in U.S. corporate bonds and 68.6% in government and government agency bonds at year end.

Within the Fund's equity holdings changes were made to sector exposure, as we shifted emphasis from the New Economy technology sector and redirected it toward some well-established Old Economy sectors, predominately financial services, energy, and consumer goods. Although the Fund's exposure to technology helped in 1999, it obviously hurt it in 2000. Despite this, we are still confident in the long-term strength of the technology and telecommunications sectors. We have always avoided the risky dot.com companies with unproven business models, and sought out well-established names that are helping to build the Internet's backbone.

Among your Fund's top ten holdings, since midyear we added General Dynamics (an aerospace-defense manufacturer representing 2.5% of the Fund's total net assets as of December 31, 2000); Amgen (a global biotechnology company representing 2.0% of assets); CVS (a retail pharmaceutical chain representing 1.9% of assets); and Costco (a wholesale consumer goods distributor representing 1.9% of assets). At the same time, in the second half we sold the Fund's positions in Sun Microsystems (a provider of computer networking systems), Sanmina (a provider of customized integrated electronic manufacturing services), Solectron (a provider of electronics manufacturing services), and Halliburton (a provider of oil/gas equipment and services).

Throughout the year, the Fund's fixed income investments were concentrated in high-quality government and corporate bonds. Treasuries, as we discussed, benefited from declining rates and the unique technical supply/demand factors that helped drive up values. We maintained a defensive intermediate maturity strategy throughout, given the modest rise in cyclical inflationary pressures. Although these pressures waned in the fourth quarter, we stuck with our defensive approach, and thus may have missed some of the benefit of the year-end rally at the long end of the Treasury market.

THE OUTLOOK

These are uncertain times for both the U.S. economy and financial markets. Given this, an investment in a balanced portfolio like your Fund makes prudent sense. While the specter of an economic slowdown in the U.S. may be bad news for equity markets, it is good news for bonds. We expect that the Federal Reserve Board should continue to lower rates through midyear, and this will support bonds. On the other hand, if the Fed is successful in orchestrating an economic soft landing, this could signal good news for equity investors. Historically, stock markets have responded well to environments characterized by low inflation, moderate economic growth, and healthy corporate profits. But we expect any potential rebound to take time and to demand patience from investors. The excessive stock returns that investors enjoyed in the latter half of the 1990s are an historic aberration. Equity returns, going forward, are likely to revert to their 10%-11% average annual levels (since 1929) and the possibility of flat and down years--like 2000--continues to exist.

With regard to the prospects for the technology and telecommunications sector, despite negative performance last year, we remain optimistic. Capital spending in technology should improve in the latter part of the year. Technological advancements are a major impetus to global growth and are the underpinning to improved efficiency and

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

productivity of both American and overseas corpor-ations, across most economic sectors.

We thank you for your investment in the Van Eck/Chubb Total Return Fund and we look forward to continuing to help you meet your investment objectives.









[PHOTO OF                   [PHOTO OF
MICHAEL O'REILLY]           ROBERT WITKOFF]


/s/ MICHAEL O'REILLY        /s/ ROBERT WITKOFF
    ----------------            --------------


PRESIDENT                   SENIOR VICE PRESIDENT
VAN ECK/CHUBB FUNDS         CHUBB ASSET MANAGERS, INC.

January 25, 2001


The Lipper Balanced Fund Index, Standard & Poor's 500, Nasdaq Composite Index, Dow Jones Industrial Average, Lehman Brothers Government Bond Index and Lehman Brothers Corporate Bond Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Lipper Balanced Fund Index includes funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the balanced category.

** The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

+ The Lehman Brothers Government Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. All issues have at least one year to maturity and an outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.

++ The Lehman Brothers Corporate Bond Index is approximately 86% (on a market capitalization-weighted basis) publicly issued U.S. corporate debt obligations of the industrial, utility and finance sectors of the economy. Eight percent of the index is comprised of foreign debentures, secured notes and non-corporate sectors. Issues included in the index have at least one year to final maturity and at least $150 million par amount outstanding. They are dollar-denominated, SEC registered and rated investment grade by Moody's Investors Service, Standard & Poor's or Fitch.

+++ The S&P 500 Index consists of 500 widely held common stocks covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

++++ The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

                         VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/00
--------------------------------------------------------------------------------
                                              AFTER
                                              MAXIMUM         BEFORE
AVERAGE ANNUAL                                SALES           SALES
TOTAL RETURN                                  CHARGE*         CHARGE
--------------------------------------------------------------------------------
Life (since 12/1/87)                          11.79%          12.29%
--------------------------------------------------------------------------------
10 Year                                       11.97%          12.63%
--------------------------------------------------------------------------------
5 Year                                         9.53%          10.83%
--------------------------------------------------------------------------------
1 Year                                       (10.87%)         (5.43%)
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than the original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 5.75%

--------------------------------------------------------------------------------

                              % OF INVESTMENTS+++
         [The table below represents a pie chart in the printed piece.]

                    U.S. Government Obligations:        33.0%
                    Corporate Bonds:                    15.1%
                    Common Stocks:                      51.9%


                                                         % OF
                    TOP TEN EQUITIES                  PORTFOLIO(1)

                    Baxter International, Inc.           2.8%
                    United Technologies Corp.            2.7%
                    General Dynamics Corp.               2.5%
                    Anheuser-Busch Companies, Inc.       2.3%
                    General Electric Co.                 2.3%
                    Amgen, Inc.                          2.0%
                    Wal-Mart Stores, Inc.                2.0%
                    Royal dutch Petroleum Co.            1.9%
                    CVS Corp.                            1.9%
                    Costco Wholesale Corp.               1.9%

                                                       % OF
                    TOP TEN INDUSTRIES              PORTFOLIO(1)

                    Technology                           6.6%
                    Oil & Gas Equipment and Services     5.8%
                    Medical Products & Supplies          4.8%
                    Telecommunications                   4.6%
                    Retail                               3.9%
                    Aerospace & Defense                  3.8%
                    Healthcare Services                  2.9%
                    Manufacturing                        2.7%
                    Pharmaceuticals                      2.5%
                    Computer Software                    2.5%

--------------------------------------------------------------------------------

+++ Portfolio had a negative "other assets less liabilities" position at December 31, 2000. Thus, these figures are listed as a percentage of total investments rather than total net assets.

(1)  As a percentage of total net assets at December 31, 2000.

                         VAN ECK/CHUBB TOTAL RETURN FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck/Chubb Total Return Fund made ten years ago with a similar investment in the Standard & Poor's 500 Index and the Lipper Balanced Fund Index.

                         VAN ECK/CHUBB TOTAL RETURN FUND
                             Performance Comparison

         [The table below represents a line chart in the printed piece.]

       Van Eck/Chubb
        Total Return
         Fund (with          S&P 500      Lipper Balanced
      sales charge)(1)        Index          Fund Index

Dec-90     9423              10000             10000
           10256             11452.6           11041
Jun-91     10644             11426.3           11071
           11158             12037.3           11771
Dec-91     12177             13046.6           12583
           12145             12717.1           12434
Jun-92     12146             12958.8           12634
           12412             13367.3           13032
Dec-92     13039             14040.4           13521
           13655             14653.5           14158
Jun-93     13855             14724.9           14447
           14427             15105.4           14976
Dec-93     14869             15455.6           15137
           14456             14869.5           14676
Jun-94     14338             14932             14564
           14639             15662.2           14990
Dec-94     14239             15659.7           14828
           15305             17184.4           15723
Jun-95     16857             18825             16823
           17946             20320.9           17726
Dec-95     18518             21544.3           18518
           18856             22700.7           18932
Jun-96     19452             23719.5           19317
           19783             24452.5           19826
Dec-96     21673             26490.9           20935
           21789             27201.1           21033
Jun-97     24684             31949.9           23300
           27289             34343.2           24797
Dec-97     26895             35329.3           25184
           29344             40257.3           27176
Jun-98     28996             41586.6           27590
           24904             37449.8           25993
Dec-98     27630             45425.2           28984
           27487             47688.6           29449
Jun-99     29260             51050.4           30772
           28607             47862.9           29497
Dec-99     32762             54984.7           31585
           34395             56245.9           32526
Jun-00     33285             54751.2           32135
           32837             54221             32773
Dec-00     30965             49978.2           32340



--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/00                1 Year    5 Year   10 Year
--------------------------------------------------------------------------------
 VE/C Total Return Fund (w/o sales charge)           (5.43%)   10.83%    12.63%
--------------------------------------------------------------------------------
 VE/C Total Return Fund (with sales charge)(1)       (10.87%)   9.53%    11.97%
--------------------------------------------------------------------------------
 Standard & Poor's 500 Index                         (9.11%)   18.33%    17.46%
--------------------------------------------------------------------------------
 Lipper Balanced Fund Index                           2.39%    11.80%    12.45%
--------------------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK/CHUBB TOTAL RETURN FUND WAS 12/1/87.

(1) The maximum sales charge is 5.75%.

Returns for the Van Eck/Chubb Total Return Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Standard & Poor's 500 Index and the Lipper Balanced Fund Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

The Lipper Balanced Fund Index includes funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Index is an equally-weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the balanced category.


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                        VAN ECK/CHUBB GLOBAL INCOME FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2000

                                                                         MARKET
                                                         PRINCIPAL       VALUE
                                              CURRENCY     AMOUNT       (NOTE B)
                                              --------     ------       --------

GOVERNMENT AND AGENCY
   OBLIGATIONS-74.3%

AUSTRALIA-0.7%
Australian Government Bond
  9.50%, due 8/15/03 .........................   AUD       650,000   $   399,265
New South Wales Treasury Note
  9.25%, due 6/20/05 .........................   AUD       200,000       125,955
                                                                     -----------
                                                                         525,220
                                                                     -----------
CANADA-1.9%
Canadian Government Bond
  5.25%, due 9/01/03 (a) .....................   CAD     2,000,000     1,335,445
                                                                     -----------
FRANCE-17.4%
France O.A.T .................................
  6.50%, due 10/25/06 ........................   EUR     1,867,500     1,923,884
  5.50%, due 4/25/29 .........................   EUR     5,225,000     4,950,773
  5.50%, due 10/25/07 ........................   EUR     2,250,000     2,211,007
French Government Bonds
  4.50%, due 7/12/03 .........................   EUR     2,200,000     2,067,582
  4.00%, due 1/12/02 .........................   EUR     1,000,000       933,475
                                                                     -----------
                                                                      12,086,721
                                                                     -----------
GERMANY-11.4%
Bundesobligation
  6.00%, due 7/04/07 .........................   EUR     2,721,455     2,740,329
Deutschland Republic
  7.375%, due 1/03/05 ........................   EUR     2,300,813     2,383,467
  6.00%, due 1/05/06 .........................   EUR     2,800,000     2,793,150
                                                                     -----------
                                                                       7,916,946
                                                                     -----------
GREECE-2.1%
Hellenic Republic Obligation
  6.60%, due 1/15/04 .........................   GRD   500,000,000     1,445,283
                                                                     -----------
INDONESIA-0.7%
Indonesian Obligation
  Pramindo Floating
  8.655%, due 9/15/04 ........................   IDR       595,000       467,075
                                                                     -----------
ITALY-2.2%
Buoni Poliennali del tes
  Government National
  5.00%, due 5/01/08 .........................   EUR     1,652,659     1,547,568
                                                                     -----------
NETHERLANDS-3.2%
Government of Netherlands
  6.00%, due 1/15/06 .........................   EUR     1,588,231   $ 1,578,055
  3.00%, due 2/15/02 .........................   EUR       720,000       664,606
                                                                     -----------
                                                                       2,242,661
                                                                     -----------
SPAIN-0.8%
Spanish Government Bond
  3.25%, due 1/31/05 .........................   EUR       627,000       559,150
                                                                     -----------
SUPRANATIONAL-8.0%
European Investment Bank
  5.25%, due 1/12/09 .........................   USD     3,500,000     3,312,505
International Bank for
  Reconstruction &
  Development
  9.25%, due 7/20/07 .........................   GBP     1,000,000     1,776,417
  5.875%, due 11/10/03 .......................   DEM     1,050,000       519,918
                                                                     -----------
                                                                       5,608,840
                                                                     -----------
UNITED KINGDOM-2.1%
United Kingdom Treasury
  5.75% due 12/07/09 .........................   GBP       900,000     1,428,314
                                                                     -----------
UNITED STATES-23.8%
U.S. Treasury Bonds
  6.50%, due 2/15/10 (a) .....................   USD     4,500,000     4,926,442
  6.25%, due 5/15/30 (a) .....................   USD     3,000,000     3,350,157
  6.00%, due 8/15/09 (a) .....................   USD     4,850,000     5,120,625
  5.75%, due 8/15/10 (a) .....................   USD     3,000,000     3,145,080
                                                                     -----------
                                                                      16,542,304
                                                                     -----------
  TOTAL GOVERNMENT AND
  AGENCY OBLIGATIONS
  (Cost: $54,918,338) ........................                        51,705,527
                                                                     -----------
CORPORATE BONDS-16.0%

FRANCE-4.3%
Caisse Centrale du Credit
  Immobilier de France,
  Floating
  5.769%, due 6/27/04 ........................   USD     3,000,000     2,994,747
                                                                     -----------


                        See Notes to Financial Statements

                        VAN ECK/CHUBB GLOBAL INCOME FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2000 (continued)
--------------------------------------------------------------------------------

                                                                         MARKET
                                                         PRINCIPAL       VALUE
                                              CURRENCY     AMOUNT       (NOTE B)
                                              --------     ------       --------

MEXICO-1.2%
Grupo Industrial Durango,
  S.A. de C.V ................................
  12.00%, due 7/15/01 ........................   USD       500,000   $   447,500
VICAP S.A ....................................
  11.375%, due 5/15/07 .......................   USD       500,000       388,750
                                                                     -----------
                                                                         836,250
                                                                     -----------

SINGAPORE-0.7%
Flextronics International Ltd. ...............
  9.75%, due 7/01/10 .........................   EUR       500,000       469,850
                                                                     -----------

UNITED KINGDOM-7.6%
BG Transco Holdings PLC
  7.00%, due 12/16/24 ........................   GBP       990,000     1,591,453
Diamond Holdings PLC
  10.00%, due 2/01/08 ........................   GBP     1,000,000     1,197,585
Polestar Corp. ...............................
  10.50%, due 5/30/08 ........................   GBP     1,000,000       912,966
Bank of Scotland
  8.117%, due 3/31/49 ........................   GBP     1,000,000     1,564,441
                                                                     -----------
                                                                       5,266,445
                                                                     -----------

UNITED STATES-2.2%
Level 3 Communications, Inc. .................
  10.75%, due 3/15/08 ........................   EUR     1,000,000       786,999
Williams Communications
  Group, Inc. ................................
  11.70%, due 8/01/08 ........................   EUR     1,000,000       767,500
                                                                     -----------
                                                                       1,554,499
                                                                     -----------
    TOTAL CORPORATE BONDS
    (Cost: $12,785,330) ......................                        11,121,791
                                                                     -----------

SHORT-TERM OBLIGATIONS-3.8%
UBS Finance CP 6.53%,
  due 1/12/01(a)
  (Cost $2,649,703) ..........................   USD     2,655,000     2,649,703
                                                                     -----------

OPTIONS PURCHASED-0.2%
Put JPY/USD Currency Strike
   $110.37 expiring 3/22/01+
  (Cost $82,000 ) ............................      4,000,000        $   142,000
                                                                     -----------
  TOTAL INVESTMENTS
  (Cost: $70,435,371*) .......................           94.3%        65,619,021

  Other assets less liabilities ..............            5.7%         3,995,633
                                                                     -----------
  TOTAL NET ASSETS ...........................          100.0%       $69,614,654
                                                                     -----------

----------
*    Aggregate cost for Federal income tax purposes.

(a) These securities are segregated as collateral for forward foreign currency contracts and futures contracts.

+    Non-income producing.

                        See Notes to Financial Statements

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2000

                                                                       MARKET
                                                   PRINCIPAL            VALUE
                                                     AMOUNT            (NOTE B)
                                                  -----------        -----------
U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS-93.9%
Federal Home Loan Mortgage Association
  8.00%, due 4/15/21 .........................    $   232,026        $   234,938
Federal National Mortgage Association
  9.00%, due 7/01/01 .........................          2,032              2,046
  8.50%, due 8/01/30 .........................        900,733            927,329
  6.00%, due 1/01/29 .........................      8,029,462          7,776,150
Tennessee Valley Authority
  6.235%, due 7/15/45 ........................     10,000,000         10,068,900
  5.98%, due 4/01/36 .........................      4,000,000          4,048,240
U.S. Treasury Bonds & Notes
  11.250%, due 2/15/15 .......................      2,700,000          4,220,227
  10.375%, due 11/15/12 ......................      1,000,000          1,286,094
  5.50%, due 2/28/03 .........................      1,000,000          1,007,453
                                                                     -----------

  Total Investments
  (Cost: $29,058,350*) .......................           93.9%        29,571,377
  Other assets less liabilities ..............            6.1%         1,924,947
                                                  -----------        -----------
  TOTAL NET ASSETS ...........................          100.0%       $31,496,324
                                                  ===========        ===========
----------
* Aggregate cost for Federal income tax purposes.


                        See Notes to Financial Statements

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2000

                                                       NUMBER           MARKET
                                                         OF              VALUE
COMPANY                                                SHARES          (NOTE B)
-------                                                ------          --------

COMMON STOCKS-96.1%

AEROSPACE & DEFENSE-5.2%
General Dynamics Corp. ..........................      30,000        $ 2,340,000
Northrop Grumman Corp. ..........................      15,000          1,245,000
                                                                     -----------
                                                                       3,585,000
                                                                     -----------
BANKING-1.6%
PNC Financial Services Group, Inc. ..............      15,000          1,095,938
                                                                     -----------
BREWERS-2.9%
Anheuser-Busch Companies, Inc. ..................      44,000          2,002,000
                                                                     -----------
BROADCAST MEDIA-1.7%
Clear Channel Communications, Inc.+ .............      25,000          1,210,938
                                                                     -----------
COMPUTERS & COMPUTER SOFTWARE-4.3%
America Online, Inc.+ ...........................      30,000          1,044,000
Copper Mountain Networks, Inc.+ .................      26,000            153,563
Inktomi Corp.+ ..................................      30,000            536,250
NVIDIA Corp.+ ...................................      20,000            655,313
Portal Software, Inc.+ ..........................      70,000            549,063
                                                                     -----------
                                                                       2,938,189
                                                                     -----------
COSMETICS-2.5%
Estee Lauder Companies, Inc. ....................      40,000          1,752,500
                                                                     -----------

ELECTRICAL EQUIPMENT-3.2%
General Electric Co. ............................      46,000          2,205,125
                                                                     -----------

ELECTRONICS-6.7%
Flextronics International Ltd.+ .................      40,000          1,140,000
Jabil Circuit, Inc.+ ............................      30,000            761,250
Koninklijke (Royal) Philips Electronics N.V .....      20,907            757,879
Nokia Oyj (Sponsored ADR) .......................      40,000          1,740,000
Texas Instruments, Inc. .........................       5,000            236,875
                                                                     -----------
                                                                       4,636,004
                                                                     -----------
FINANCIAL SERVICES-13.7%
Capital One Financial Corp. .....................      20,000          1,316,250
Citigroup, Inc. .................................      36,333          1,855,254
Providian Financial Corp. .......................      20,000          1,150,000
Washington Mutual, Inc. .........................      45,000          2,387,813
Wells Fargo & Company ...........................      50,000          2,784,375
                                                                     -----------
                                                                       9,493,692
                                                                     -----------
FOOD PROCESSING-0.0%
Archer-Daniels-Midland Co. ......................         144        $     2,160
                                                                     -----------

HEALTHCARE SERVICES-5.2%
HCA-The Healthcare Co. ..........................      40,000          1,760,400
Healthcare Services Corp. .......................          96                612
UnitedHealth Group, Inc. ........................      30,000          1,841,250
                                                                     -----------
                                                                       3,602,262
                                                                     -----------
MACHINERY-0.3%
Applied Materials, Inc.+ ........................       5,000            190,938
                                                                     -----------

MANUFACTURING-2.7%
United Technologies Corp. .......................      24,000          1,887,000
                                                                     -----------

MEDICAL PRODUCTS &SUPPLIES-6.9%
Amgen, Inc.+ ....................................      45,000          2,877,188
Baxter International, Inc. ......................      20,000          1,766,250
Edwards Lifesciences Corp.+ .....................       4,000             71,000
                                                                     -----------
                                                                       4,714,438
                                                                     -----------
OIL & GAS EQUIPMENT AND SERVICES-9.6%
Baker Hughes, Inc. ..............................      20,000            831,250
Cooper Cameron Corp.+ ...........................      13,800            911,663
Exxon Mobil Corp. ...............................      20,000          1,729,375
Halliburton Co. .................................      27,600          1,000,500
Royal Dutch Petroleum Co. (N.Y. Shares) .........      20,000          1,211,250
Transocean Sedco Forex, Inc. ....................      20,000            920,000
                                                                     -----------
                                                                       6,604,038
                                                                     -----------
PAPER & FOREST PRODUCTS-1.5%
Kimberly-Clark Corp. ............................      15,000          1,060,350
                                                                     -----------

RETAIL-8.4%
Costco Wholesale Corp. ..........................      60,000          2,396,250
CVS Corp. .......................................      30,000          1,798,125
Wal-Mart Stores, Inc. ...........................      30,000          1,593,750
                                                                     -----------
                                                                       5,788,125
                                                                     -----------
TECHNOLOGY-7.6%
Amkor Technology, Inc.+ .........................      58,000            899,906
Cisco Systems, Inc.+ ............................      38,000          1,453,500
Intel Corp. .....................................      50,000          1,512,500
Xilinx, Inc.+ ...................................      30,000          1,383,750
                                                                     -----------
                                                                       5,249,656
                                                                     -----------

                        See Notes to Financial Statements

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2000 (continued)

                                                       NUMBER           MARKET
                                                         OF              VALUE
COMPANY                                                SHARES          (NOTE B)
-------                                                ------          --------

TELECOMMUNICATIONS-7.7%
ADC Telecommunications, Inc.+ ...................      62,000        $ 1,123,750
Avaya, Inc.+ ....................................       3,416             35,228
Ciena Corp.+ ....................................       7,000            569,625
JDS Uniphase Corp.+ .............................      20,000            833,750
Lucent Technologies, Inc. .......................      85,000          1,147,500
Nortel Networks Corp. ...........................      35,000          1,122,188
WorldCom, Inc.+ .................................      36,500            511,000
                                                                     -----------
                                                                       5,343,041
                                                                     -----------

UTILITIES-4.4%
AES Corp. .......................................      25,000          1,384,369
Southern Co. ....................................      50,000          1,662,500
                                                                     -----------
                                                                       3,046,869
                                                                     -----------
  Total Investments
  (Cost: $64,262,904*) ..........................        96.1%        66,408,263

  Other assets less liabilities .................         3.9%         2,682,466
                                                                     -----------
  Total Net Assets ..............................       100.0%       $69,090,729
                                                                     -----------

----------

* Aggregate cost for Federal income tax purposes.

+ Non-income producing.

Abbreviation:
  ADR--American Depositary Receipt

                        See Notes to Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2000

                                                                       MARKET
                                                   PRINCIPAL            VALUE
                                                     AMOUNT           (NOTE B)
                                                  -----------        -----------
MUNICIPAL OBLIGATIONS-98.0%

ALASKA-2.1%
Anchorage, Alaska, Hospital Revenue,
  (Sisters of Providence Project),
  6.75%, due 10/01/02 ........................... $   150,000        $   154,944
North Slope Borough, Alaska,
  General Obligation, Series A,
  Zero Coupon, MBIA Insured,
  due 6/30/04 ...................................     550,000            471,873
                                                                     -----------
                                                                         626,817
                                                                     -----------
DISTRICT OF COLUMBIA-3.8%
District of Columbia, Certificate
  of Participation, 7.30%
  due 1/01/13+ ..................................     300,000            316,722
District of Columbia, Series 93A,
  5.875%, due 6/01/05 ...........................     255,000            261,890
District of Columbia, Series 93A,
  5.875%, due 6/01/05, ETM ......................     245,000            260,942
Metropolitan Washington D.C .....................
  Airport Authority,
  General Airport Revenue,
  Series A, AMT, MBIA Insured,
  6.50%, due 10/01/07+ ..........................     250,000            262,805
                                                                     -----------
                                                                       1,102,359
                                                                     -----------
FLORIDA-5.1%
Dade County, Florida, Aviation Revenue,
  Miami International Airport,
  FSA Insured, 5.125%,
  due 10/01/27 ..................................   1,500,000          1,488,015
                                                                     -----------

GEORGIA-0.9%
Cartersville, Georgia Development
  Authority, Water & Wastewater
  Facilities, Anheuser Busch, AMT,
  6.75%, due 2/01/12+ ...........................     250,000            260,990
                                                                     -----------

ILLINOIS-5.3%
Illinois State Toll Highway, Series 92A,
  6.375%, Prerefunded to
  1/01/03 at 102+ ...............................   1,100,000          1,165,285
Metropolitan Pier & Exposition Authority,
  Illinois, 6.50%, Prerefunded to
  6/15/03 at 102+ ...............................     345,000            369,830
Metropolitan Pier & Exposition Authority,
  Illinois, 6.50%, due 6/15/27+ .................       5,000              5,277
                                                                     -----------
                                                                       1,540,392
                                                                     -----------
INDIANA-11.4%
Indiana Bond Bank, Revenue,
  State Revolving Fund,
  6.00%, due 2/01/15+ ........................... $   500,000        $   521,770
Indiana Health Facilities
  Financing Authority, Charity Obligated
  Group, 5.00%, due 11/01/26,
  Mandatory Put on 11/01/07 at 100 ..............     980,000          1,013,702
Indiana Health Facilities Financing
  Authority, Holy Cross Health
  System Corp, MBIA Insured, 5.375%,
  due 12/01/12 ..................................     500,000            521,880
Indiana Municipal Power Supply,
  MBIA Insured 5.50%, due 1/01/16 ...............   1,200,000          1,274,508
                                                                     -----------
                                                                       3,331,860
                                                                     -----------
IOWA-3.7%
Iowa Finance Authority, Single Family
  Revenue, AMT, 4.95%, due 1/01/21 ..............   1,085,000          1,078,577
                                                                     -----------

LOUISIANA-0.7%
Jefferson, Louisiana, Sales Tax Revenue,
  Refunding, FGIC Insured, Series A,
  6.75%, Prerefunded to
  12/01/02 at 100+ ..............................      60,000             62,854
Jefferson, Louisiana, Sales Tax Revenue,
  Refunding, FGIC Insured, Series A,
  6.75%, due 12/01/06+ ..........................     140,000            146,292
                                                                     -----------
                                                                         209,146
                                                                     -----------
MAINE-0.5%
Maine Educational Loan Authority,
  Series 92A, AMT, 6.95%,
  due 12/01/07+ .................................     155,000            160,375
                                                                     -----------

MASSACHUSETTS-5.9%
Massachusetts State Construction Loan,
  Series A, 6.00%, Prerefunded to
  6/01/01 at 100+ ...............................     300,000            302,469
Massachusetts State Turnpike Authority,
  MBIA Insured, Series A,
  5.00%, due 1/01/37+ ...........................   1,500,000          1,432,635
                                                                     -----------
                                                                       1,735,104
                                                                     -----------

                        See Notes to Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2000 (continued)

                                                                       MARKET
                                                   PRINCIPAL            VALUE
                                                     AMOUNT           (NOTE B)
                                                  -----------        -----------
MISSOURI-0.5%
Missouri Health & Educational Facilities
  Authority, St. Luke's Hospital,
  MBIA Insured, 7.00%,
  Prerefunded to 11/15/01 at 102+ ............... $   150,000        $   156,699
                                                                     -----------

NEW HAMPSHIRE-0.8%
New Hampshire Turnpike System,
  Series A, FGIC Insured,
  6.75%, due 11/01/11+ ..........................     200,000            227,562
                                                                     -----------

NEW JERSEY-6.0%
New Jersey Economic Development
  Authority, The Seeing Eye, Inc. Project,
  7.30%, due 4/01/11+ ...........................     550,000            562,414
New Jersey Wastewater Treatment Trust,
  6.875%, due 6/15/07+ ..........................      15,000             15,395
Salem County, New Jersey, Pollution
  Control Financing Authority,
  Waste Disposal Revenue,
  E.I. DuPont Project, AMT,
  6.50%, due 11/15/21+ ..........................   1,150,000          1,185,765
                                                                     -----------
                                                                       1,763,574
                                                                     -----------
NEW YORK-14.9%
Metropolitan Transportation Authority,
  New York, Transit Facilities,
  Service Contract, Series 8, 5.00%,
  due 7/01/02 ...................................   1,000,000          1,012,460
New York City, New York,
  General Obligation, Series H,
  Subseries H-1, 5.80%, due 8/01/04 .............     250,000            262,973
New York City, New York,
  General Obligation, Series D,
  5.25%, due 8/01/03 ............................   1,000,000          1,026,080
New York State Dormitory Authority,
  City University System, Series 1,
  5.125%, due 7/01/13+ ..........................   1,325,000          1,350,321
New York State Local Government
  Assistance Corporation, Series B,
  5.50%, due 4/01/21+ ...........................     450,000            455,724
New York State Thruway Authority,
  Highway and Bridge Trust Fund,
  Series A, MBIA Insured,
  5.60%, due 4/01/10+ ...........................     250,000            265,733
                                                                     -----------
                                                                       4,373,291
                                                                     -----------
OKLAHOMA-2.0%
Oklahoma Industrial Development
  Authority, Sisters of Mercy, Series A,
  5.00%, due 6/01/13+ ........................... $   600,000        $   582,690
                                                                     -----------

PENNSYLVANIA-1.1%
Philadelphia, Pennsylvania, Hospital &
  Higher Education Facility Authority,
  (Children's Hospital), 5.00%,
  due 2/15/21+ ..................................     350,000            316,988
                                                                     -----------

TENNESSEE-6.4%
Memphis-Shelby County, Tennessee Airport
  Authority, (Federal Express Corp.),
  AMT, 6.75%, due 9/01/12+ ......................     250,000            259,030
Shelby County, Tennessee,
  General Obligation, Series B,
  Zero Coupon, due 12/01/12 .....................   2,000,000          1,119,840
Tennessee Housing Development Agency,
  1993 Series A, 5.90%,
  due 7/01/18+ ..................................     495,000            506,732
                                                                     -----------
                                                                       1,885,602
                                                                     -----------

TEXAS-7.0%
Austin, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/01/13 ......................     500,000            268,700
Austin, Texas, Utility System Revenue,
  Series C, 7.30%, Prerefunded to
  11/15/01 at 100+ ..............................      60,000             61,671
Houston, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/15/13 ......................   1,150,000            616,826
Waxahachie, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/15/13 ......................   2,060,000          1,104,922
                                                                     -----------
                                                                       2,052,119
                                                                     -----------
UTAH-4.3%
Utah State Board of Regents,
  Student Loan Revenue, Series F,
  AMT, 5.00%, due 5/01/06 .......................   1,250,000          1,255,713
                                                                     -----------

VIRGINIA-2.4%
Richmond, Virginia
  Public Improvement, Series A
  6.70%, due 1/15/10
  Prerefunded to 1/15/01 at 102+ ................     700,000            714,553
                                                                     -----------

                        See Notes to Financial Statements

                          VAN ECK/CHUBB TAX-EXEMPT FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2000 (continued)

                                                                       MARKET
                                                   PRINCIPAL            VALUE
                                                     AMOUNT           (NOTE B)
                                                  -----------        -----------
WASHINGTON-13.2%
Lewis County, Washington, Public Utility
  District #1, Revenue Series 91,
  7.00%, Prerefunded to
  10/01/01 at 102+ .............................. $   250,000        $   260,300
Washington Health Care Facilities
  Authority, Catholic Health Initiatives,
  MBIA Insured, 5.125%,
  due 12/01/17+ .................................   1,300,000          1,297,751
Washington Health Care Facilities
  Authority, Revenue, MBIA Insured,
  (Group Health Co-Op),
  6.75%, due 12/01/11+ ..........................     300,000            308,838
Washington Health Care Facilities
  Authority, Revenue, Series 93
  (Sisters of Providence),
  6.25%, due 10/01/13+ ..........................     500,000            516,255
Washington Housing Finance Commission,
  GNMA/FNMA MBS Programs,
  7.10%, due 7/01/22+ ...........................     105,000            108,409
Washington State Public Power Supply
  System, Nuclear Project Number 1,
  FSA Insured, 5.75%, due 7/01/11 ...............   1,200,000          1,284,920
Washington State Public Power Supply
  System, Nuclear Project Number 2,
  Revenue, Series 90C, 7.625%,
  Prerefunded to 1/01/01 at 102+ ................ $   100,000        $   102,000
                                                                     -----------
                                                                       3,878,473
                                                                     -----------
  TOTAL INVESTMENTS
  (Cost: $27,729,940*) ..........................        98.0%        28,740,899
  Other assets less liabilities .................         2.0%           588,402
                                                                     -----------
  TOTAL NET ASSETS ..............................       100.0%       $29,329,301
                                                        =====        ===========

----------

* Aggregate cost for Federal income tax purposes.

+ Issued with call provisions.


Abbreviations:
   AMT--Alternative Minimum Tax
   ETM--Escrowed To Maturity
   FGIC--Financial Guaranty Insurance Company
   FNMA--Federal National Mortgage Association
   FSA--Financial Security Assurance
   GNMA--Government National Mortgage Association
   MBIA--Municipal Bond Investors Assurance Corporation
   MBS--Mortgage Backed Security

                        See Notes to Financial Statements

                         VAN ECK/CHUBB TOTAL RETURN FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2000

                                                       NUMBER           MARKET
                                                         OF              VALUE
COMPANY                                                SHARES          (NOTE B)
-------                                                ------          --------

COMMON STOCKS-54.6%

AEROSPACE & DEFENSE-3.8%
General Dynamics Corp. ..........................      10,000        $   780,000
Northrop Grumman Corp. ..........................       5,000            415,000
                                                                     -----------
                                                                       1,195,000
                                                                     -----------
BANKING-1.2%
PNC Financial Services Group, Inc. ..............       5,000            365,313
                                                                     -----------

BREWERS-2.3%
Anheuser-Busch Companies, Inc. ..................      16,000            728,000
                                                                     -----------

BUILDING & CONSTRUCTION-0.2%
Hanson PLC (ADR) ................................       1,687             57,780
                                                                     -----------

CHEMICALS-0.1%
Millennium Chemicals, Inc.+ .....................         964             17,473
                                                                     -----------

COMMUNICATIONS-0.3%
Copper Mountain Networks, Inc.+ .................      15,000             88,594
                                                                     -----------

COMPUTER SOFTWARE-2.5%
Adobe System, Inc. ..............................       5,000            290,938
Broadvision, Inc.+ ..............................       5,000             59,063
Inktomi Corp.+ ..................................      10,000            178,750
Netpliance, Inc.+ ...............................       2,000              1,062
Veritas Software Corp.+ .........................       3,000            262,500
                                                                     -----------
                                                                         792,313
                                                                     -----------
COSMETICS-1.4%
Estee Lauder Companies, Inc. ....................      10,000            438,125
                                                                     -----------

ELECTRICAL EQUIPMENT-2.3%
General Electric Co. ............................      15,000            719,063
                                                                     -----------

ELECTRONICS-1.8%
Nokia Oyj (Sponsored ADR) .......................      13,000            565,500
                                                                     -----------

HEALTHCARE SERVICES-2.9%
HCA-The Healthcare Co. ..........................      10,000            440,100
Healthcare Services Group, Inc.+ ................          96                612
UnitedHealth Group, Inc. ........................       8,000            491,000
                                                                     -----------
                                                                         931,712
                                                                     -----------
MANUFACTURING-2.7%
United Technologies Corp. .......................      10,900        $   857,013
                                                                     -----------

MEDICAL PRODUCTS & SUPPLIES-4.8%
Amgen, Inc.+ ....................................      10,000            639,375
Baxter International, Inc. ......................      10,000            883,125
                                                                     -----------
                                                                       1,522,500
                                                                     -----------
OIL & GAS EQUIPMENT AND SERVICES-5.8%
Exxon Mobile Corp. ..............................       5,000            434,688
Baker Hughes, Inc. ..............................      10,000            415,625
National-Oilwell, Inc.+ .........................      10,000            386,875
Royal Dutch Petroleum Co. .......................
  (Sponsored ADR) ...............................      10,000            605,625
                                                                     -----------
                                                                       1,842,813
                                                                     -----------
PAPER & FOREST PRODUCTS-1.1%
Kimberly-Clark Corp. ............................       5,000            353,450
                                                                     -----------

PHARMACEUTICALS-2.5%
Cardinal Health, Inc. ...........................       5,000            498,125
Millennium Pharmaceuticals, Inc.+ ...............       5,000            309,375
                                                                     -----------
                                                                         807,500
                                                                     -----------
RETAIL-3.9%
CVS Corp. .......................................      10,000            599,375
Wal-Mart Stores, Inc. ...........................      12,000            637,500
                                                                     -----------
                                                                       1,236,875
                                                                     -----------
TECHNOLOGY-6.6%
Amkor Technology, Inc.+ .........................      10,000            155,156
Cisco Systems, Inc.+ ............................      12,000            459,000
Intel Corp. .....................................      15,000            453,750
National Semiconductor Corp.+ ...................      20,000            402,500
PMC-Sierra, Inc.+ ...............................          38              2,988
PRI Automation, Inc.+ ...........................      10,000            187,500
Xilinx, Inc.+ ...................................      10,000            461,250
                                                                     -----------
                                                                       2,122,144
                                                                     -----------

                        See Notes to Financial Statements

                         VAN ECK/CHUBB TOTAL RETURN FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 2000 (continued)

                                                       NUMBER          MARKET
                                                         OF             VALUE
COMPANY                                                SHARES         (NOTE B)
-------                                                ------         --------

TELECOMMUNICATIONS-4.6%
ADC Telecommunications, Inc.+ ...................      30,000       $   543,750
Avaya, Inc.+ ....................................         666             6,868
JDS Uniphase Corp.+ .............................       5,000           208,438
Lucent Technologies, Inc. .......................      20,000           270,000
Nortel Networks Co. .............................      10,000           320,625
WorldCom, Inc.+ .................................       9,000           126,000
                                                                    -----------
                                                                      1,475,681
                                                                    -----------
UTILITIES-1.9%
AES Corp.+ ......................................       5,000           276,875
Southern Co. ....................................      10,000           332,500
                                                                    -----------
                                                                        609,375
                                                                    -----------
WHOLESALE DISTRIBUTOR-1.9%
Costco Wholesale Corp.+ .........................      15,000           599,063
                                                                    -----------

    TOTAL COMMON STOCKS
    (Cost: $17,014,079) .........................                    17,325,287
                                                                    -----------

U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS-34.7%
Federal National Mortgage Association
  6.50%, due 8/15/04 ............................ $   750,000       $   770,052
U.S. Treasury Notes
  7.25%, due 8/15/04 ............................   2,900,000         3,100,680
  6.875%, due 5/15/06 ...........................   5,200,000         5,627,783
  6.50%, due 10/15/06 ...........................     200,000           213,516
  6.25%, due 2/15/03 ............................   1,250,000         1,277,135
                                                                    -----------
                                                                     10,219,114
                                                                    -----------
  Total U.S. Government and
  Agency Obligations
    (Cost: $10,543,415) .........................                    10,989,166
                                                                    -----------

CORPORATE BONDS-15.9%
Alliant Energy Corp. ............................
  7.375%, due 11/09/09 ..........................   1,000,000         1,015,542
First Union Corp. ...............................
  7.50%, due 4/15/35 ............................   2,000,000         2,015,680
El Paso Energy Corp. ............................
  7.00%, due 3/15/27 ............................   2,000,000         1,997,824
                                                                    -----------

  Total Corporate Bonds
    (Cost: $5,169,603) ..........................                     5,029,046
                                                                    -----------

  TOTAL INVESTMENTS
    (Cost: $32,727,097*) ........................       105.2%       33,343,499
  Other assets less liabilities .................        (5.2%)      (1,639,081)
                                                                    -----------
  TOTAL NET ASSETS ..............................       100.0%      $31,704,418
                                                        =====       ===========

----------
* Aggregate cost for Federal income tax purposes.

+ Non-income producing.

Abbreviation:
   ADR--American Depositary Receipt

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

                                                                  VAN ECK/CHUBB
                                                                     GLOBAL
                                                                     INCOME
                                                                      FUND
                                                                   ------------
ASSETS
  Investments at cost ..........................................   $ 70,435,371
                                                                   ============
  Investments at market value (Notes B & C) ....................   $ 65,619,021
  Cash and foreign currencies ..................................      2,152,295
  Receivable for interest and dividends ........................      1,944,915
  Due from broker--variation margin (Note F) ...................        299,753
  Unrealized appreciation on forward foreign currency
    contracts (Note B) .........................................         47,490
  Receivable for fund shares sold ..............................            157
  Receivable for securities sold ...............................             --
                                                                   ------------
    Total Assets ...............................................     70,063,631
                                                                   ------------
LIABILITIES
  Payable for securities purchased .............................             --
  Unrealized depreciation on forward foreign currency
    contracts (Note B) .........................................         87,884
  Payable for fund shares redeemed .............................          6,197
  Dividends payable ............................................        230,748
  Due to investment manager ....................................         37,995
  Accounts payable .............................................         86,153
                                                                   ------------
    Total Liabilities ..........................................        448,977
                                                                   ------------
NET ASSETS .....................................................   $ 69,614,654
                                                                   ============
NET ASSETS CONSIST OF:
  Par value ....................................................   $     82,105
  Capital paid in excess of par ................................     81,719,996
  Undistributed (overdistributed) net investment income ........       (887,351)
  Accumulated net realized gain (loss) from investments,
    futures, options, foreign currency transactions and
    forward foreign currency contracts .........................     (6,497,355)
  Net unrealized gain (loss) from investments (Note C) .........     (4,816,350)
  Net unrealized gain on futures, foreign denominated
    assets, liabilities and forward foreign currency contracts .         13,609
                                                                   ------------
      Net Assets ...............................................   $ 69,614,654
                                                                   ============
CLASS A SHARES
Net Assets .....................................................   $ 69,614,654
                                                                   ============
Shares Outstanding
  ($.01 par value, 100,000,000 shares per Fund authorized) .....      8,210,450
                                                                   ============
Net Asset Value Per Share ......................................          $8.48
                                                                   ============
Maximum Offering Price Per Share
  (NAV /(1 - maximum sales commission)) ........................          $8.90
                                                                   ============

                        See Notes to Financial Statements

  VAN ECK/CHUBB       VAN ECK/CHUBB
   GOVERNMENT          GROWTH AND        VAN ECK/CHUBB      VAN ECK/CHUBB
   SECURITIES            INCOME            TAX-EXEMPT        TOTAL RETURN
      FUND                FUND                FUND               FUND
  -----------         -----------         -----------         -----------

  $29,058,350         $64,262,904         $27,729,940         $32,727,097
  ===========         ===========         ===========         ===========
  $29,571,377         $66,408,263         $28,740,899         $33,343,499
    1,547,144           8,490,623             301,025             180,946
      549,529              77,665             447,958             283,519
           --                  --                  --                  --

           --                  --                  --                  --
           --              64,958                  --               3,939
           --                  --                  --             790,224
  -----------         -----------         -----------         -----------
   31,668,050          75,041,509          29,489,882          34,602,127
  -----------         -----------         -----------         -----------

           --           3,608,023                  --             468,006

           --                  --                  --                  --
        1,010             123,149                  --                  --
      113,904           2,085,907             105,304           2,359,759
        9,072              41,261               6,049              16,453
       47,740              92,440              49,228              53,491
  -----------         -----------         -----------         -----------
      171,726           5,950,780             160,581           2,897,709
  -----------         -----------         -----------         -----------
  $31,496,324         $69,090,729         $29,329,301         $31,704,418
  ===========         ===========         ===========         ===========

  $    28,965         $    32,643         $    23,679         $    20,238
   31,131,250          70,010,377          28,309,179          30,805,221
       20,004             (15,202)             (9,938)             (1,471)


     (196,922)         (3,082,448)             (4,578)            264,028
      513,027           2,145,359           1,010,959             616,402

           --                  --                  --                  --
  -----------         -----------         -----------         -----------
  $31,496,324         $69,090,729         $29,329,301         $31,704,418
  ===========         ===========         ===========         ===========

  $31,496,324         $69,090,729         $29,329,301         $31,704,418
  ===========         ===========         ===========         ===========

    2,896,539           3,264,290           2,367,891           2,023,879
  ===========         ===========         ===========         ===========
  $     10.87         $     21.17         $     12.39         $     15.67
  ===========         ===========         ===========         ===========

 $     11.41         $     22.46         $     13.00         $     16.62
  ===========         ===========         ===========         ===========

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF OPERATIONS
Year Ended December 31, 2000

                                                                   VAN ECK/CHUBB
                                                                      GLOBAL
                                                                      INCOME
                                                                       FUND
                                                                    -----------
INVESTMENT INCOME
Income:
  Interest ....................................................     $ 4,818,325
  Dividends ...................................................              --
  Foreign taxes withheld ......................................          (9,876)
                                                                    -----------
  Total investment income .....................................       4,808,449
                                                                    -----------
Expenses:
  Administrative fees (Note D) ................................         331,174
  Investment management fees (Note D) .........................         141,502
  Distribution fees Class A (Note D) ..........................         353,756
  Transfer agency .............................................          67,567
  Shareholder reports .........................................          28,960
  Professional fees ...........................................          23,244
  Registration fees ...........................................          20,249
  Custodian fees ..............................................          14,611
  Directors' fees and expenses ................................           4,739
  Organization expenses (Note B) ..............................           1,738
  Miscellaneous expenses ......................................          14,748
                                                                    -----------
  Total expenses ..............................................       1,002,288
  Fees waived and expenses assumed by affiliates (Note D) .....         (47,147)
                                                                    -----------
  Net expenses ................................................         955,141
                                                                    -----------
  Net investment income (loss) ................................       3,853,308
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on investments, futures
    and options purchased .....................................      (2,357,730)
  Net realized gain on options written ........................         150,762
  Net realized loss from foreign currency transactions and
    forward foreign currency contracts ........................      (1,923,833)
  Net change in unrealized gain (loss) on investments
    and options ...............................................         473,290
  Net change in unrealized gain on futures, foreign
    denominated assets, liabilities and forward
    foreign currency contracts ................................         135,081
                                                                    -----------
  Net gain (loss) on investments and foreign
    currency transactions .....................................      (3,522,430)
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $   330,878
                                                                    ===========

                        See Notes to Financial Statements

 VAN ECK/CHUBB        VAN ECK/CHUBB
  GOVERNMENT           GROWTH AND          VAN ECK/CHUBB       VAN ECK/CHUBB
  SECURITIES             INCOME             TAX-EXEMPT         TOTAL RETURN
     FUND                 FUND                 FUND                FUND
 -----------          -----------          -----------          -----------


 $ 1,870,207          $   264,023          $ 1,559,240          $ 1,064,351
          --              530,002                   --              121,344
          --              (12,229)                  --               (4,984)
 -----------          -----------          -----------          -----------
   1,870,207              781,796            1,559,240            1,180,711
 -----------          -----------          -----------          -----------

     139,566              412,140              131,038              178,784
      60,720              175,191               56,937               75,619
     151,800              437,977              142,344              189,048
      42,745               80,925               40,062               51,927
      10,029               28,493               10,371               11,349
      21,367               27,720               22,041               22,492
      19,991               19,249               21,310               19,899
         659                3,733                3,155                3,358
       2,406                5,253                2,295                3,084
          --                   --                   --                   --
       7,606               16,431                5,568                9,609
 -----------          -----------          -----------          -----------
     456,889            1,207,112              435,121              565,169
    (153,289)             (24,575)            (150,434)             (54,740)
 -----------          -----------          -----------          -----------
     303,600            1,182,537              284,687              510,429
 -----------          -----------          -----------          -----------
   1,566,607             (400,741)           1,274,553              670,282
 -----------          -----------          -----------          -----------



      83,116            3,622,941               20,016            4,486,387
          --                   --                   --                   --

          --                   --                   --                   --

   1,462,113          (21,180,656)           1,401,512           (7,143,192)


          --                   --                   --                   --
 -----------          -----------          -----------          -----------

   1,545,229          (17,557,715)           1,421,528           (2,656,805)
 -----------          -----------          -----------          -----------
 $ 3,111,836          $(17,958,456)        $ 2,696,081          $(1,986,523)
 ===========          ===========          ===========          ===========

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              VAN ECK/CHUBB
                                                                                                                 GLOBAL
                                                                                                                 INCOME
                                                                                                                  FUND
                                                                                                       ----------------------------
                                                                                                           YEAR            YEAR
                                                                                                           ENDED           ENDED
                                                                                                         DECEMBER        DECEMBER
                                                                                                         31, 2000        31, 1999
                                                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss) .....................................................................   $  3,853,308    $  3,970,874
  Net realized gain (loss) on investments, futures and options purchased ...........................     (2,357,730)     (2,703,607)
  Net realized gain on options written .............................................................        150,762          78,439
  Net realized loss from foreign currency transactions and forward foreign currency contracts ......     (1,923,833)     (1,149,683)
  Net change in unrealized gain (loss) on investments, futures, options,
    foreign denominated assets, liabilities and forward foreign currency contracts .................        608,371      (8,644,521)
                                                                                                       ------------    ------------
  Net increase (decrease) in net assets resulting from operations ..................................        330,878      (8,448,498)
                                                                                                       ------------    ------------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income:
  Class A ..........................................................................................     (2,047,792)     (2,797,876)
  Class B ..........................................................................................             --             (46)
From net realized gains:
  Class A ..........................................................................................             --              --
  Class B ..........................................................................................             --              --
From tax returns of capital:
  Class A ..........................................................................................     (1,802,669)     (1,172,843)
  Class B ..........................................................................................             --              --
                                                                                                       ------------    ------------
  Total dividends and distributions ................................................................     (3,850,461)     (3,970,765)
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM SHAREHOLDER TRANSACTIONS (NOTE E) ...................     (2,950,666)     (2,709,085)
                                                                                                       ------------    ------------
  Net increase (decrease) in net assets ............................................................     (6,470,249)    (15,128,348)
Net Assets:
  Beginning of year ................................................................................     76,084,903      91,213,251
                                                                                                       ------------    ------------
  End of year ......................................................................................   $ 69,614,654    $ 76,084,903
                                                                                                       ============    ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ..............................................   $   (887,351)   $   (820,361)
                                                                                                       ============    ============

                        See Notes to Financial Statements

          VAN ECK/CHUBB                   VAN ECK/CHUBB
           GOVERNMENT                      GROWTH AND                                                    VAN ECK/CHUBB
           SECURITIES                        INCOME                      VAN ECK/CHUBB                   TOTAL RETURN
              FUND                            FUND                      TAX-EXEMPT FUND                      FUND
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
      YEAR            YEAR            YEAR           YEAR             YEAR            YEAR            YEAR            YEAR
      ENDED           ENDED           ENDED          ENDED            ENDED           ENDED           ENDED           ENDED
    DECEMBER        DECEMBER        DECEMBER       DECEMBER         DECEMBER        DECEMBER        DECEMBER        DECEMBER
    31, 2000        31, 1999        31, 2000       31, 1999         31, 2000        31, 1999        31, 2000        31, 1999
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


  $  1,566,607    $  1,610,948    $   (400,741)   $   (107,218)   $  1,274,553    $  1,308,800    $    670,282    $    805,753
        83,116         (39,186)      3,622,941       8,592,899          20,016          10,244       4,486,387       5,605,360
            --              --              --              --              --              --              --              --
            --              --              --              --              --              --              --              --

     1,462,113      (1,950,772)    (21,180,656)     11,647,179       1,401,512      (2,317,247)     (7,143,192)         92,901
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
     3,111,836        (379,010)    (17,958,456)     20,132,860       2,696,081        (998,203)     (1,986,523)      6,504,014
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    (1,566,607)     (1,607,585)             --              --      (1,273,425)     (1,306,929)       (683,663)       (786,472)
            --          (3,362)             --              --              --            (761)             --          (1,948)

            --              --      (3,400,745)    (10,052,985)        (23,645)        (12,009)     (4,240,966)     (5,586,753)
            --              --              --              --              --              --              --              --

            --              --              --              --              --              --              --              --
            --              --              --              --              --              --              --              --
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    (1,566,607)     (1,610,947)     (3,400,745)    (10,052,985)     (1,297,070)     (1,319,699)     (4,924,629)     (6,375,173)
        60,187      (1,003,063)     (4,389,639)     16,687,381        (478,309)       (982,247)     (1,443,865)     (2,923,979)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
     1,605,416      (2,993,020)    (25,748,840)     26,767,256         920,702      (3,300,149)     (8,355,017)     (2,795,138)

    29,890,908      32,883,928      94,839,569      68,072,313      28,408,599      31,708,748      40,059,435      42,854,573
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  $ 31,496,324    $ 29,890,908    $ 69,090,729    $ 94,839,569    $ 29,329,301    $ 28,408,599    $ 31,704,418    $ 40,059,435
  ============    ============    ============    ============    ============    ============    ============    ============
  $     20,004    $     21,141    $    (15,202)   $         --    $     (9,938)   $     (8,119)   $     (1,471)   $     11,910
  ============    ============    ============    ============    ============    ============    ============    ============

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                                  VAN ECK/CHUBB GLOBAL INCOME FUND
                                                                  ----------------------------------------------------------------
                                                                                               CLASS A
                                                                  ----------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                    2000          1999          1998          1997          1996
                                                                  --------      --------      --------      --------      --------
Net Asset Value, Beginning of Year ...........................    $   8.89      $  10.32      $   9.64      $  10.24      $  10.21
                                                                  --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ......................................       0.457         0.458         0.421         0.471         0.551
  Net Gains (Losses) on Investments and
  Foreign Currency Transactions
  (both Realized and Unrealized) .............................      (0.406)       (1.430)        0.994        (0.476)        0.030
                                                                  --------      --------      --------      --------      --------
  Total from Investment Operations ...........................       0.051        (0.972)        1.415        (0.005)        0.581
                                                                  --------      --------      --------      --------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income .......................      (0.245)       (0.323)       (0.445)       (0.398)       (0.485)
  Dividends in Excess of Net Investment Income ...............                        --            --            --            --
                                                                                                                            (0.066)
  Distributions from Net Realized Gains ......................          --            --        (0.290)       (0.084)           --
  Distributions in Excess of Net Realized Gains ..............                        --            --            --        (0.040)
                                                                                                                          --------
  Tax Returns of Capital .....................................      (0.216)       (0.135)           --        (0.073)           --
                                                                  --------      --------      --------      --------      --------
  Total Distributions ........................................      (0.461)       (0.458)       (0.735)       (0.595)       (0.551)
                                                                  --------      --------      --------      --------      --------
Net Asset Value, End of Year .................................    $   8.48      $   8.89      $  10.32      $   9.64      $  10.24
                                                                  ========      ========      ========      ========      ========
Total Return(A) ..............................................       0.74%        (9.55%)       15.00%         0.02%         5.95%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ..........................................       1.42%         1.42%         1.56%         1.56%         1.68%
  Net Expenses ...............................................       1.35%         1.35%         1.35%         1.35%         1.23%
  Net Investment Income(C) ...................................       5.45%         4.83%         4.24%         4.62%         5.49%
Portfolio Turnover Rate ......................................      66.12%       101.78%        99.31%       185.95%        80.70%
Net Assets, At End of Year (000) .............................    $ 69,615      $ 76,085      $ 91,210      $ 52,088      $ 12,227

----------

(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B)  Had fees not been waived and expenses not been assumed.

(C) Ratios would have been 5.38%, 4.76%, 4.03%, 4.41% and 5.04%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

                                                                              VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                                                                  ----------------------------------------------------------------
                                                                                               CLASS A
                                                                  ----------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                    2000          1999          1998          1997          1996
                                                                  --------      --------      --------      --------      --------
Net Asset Value, Beginning of Year ...........................    $  10.34      $  11.02      $  10.82      $  10.48      $  10.78
                                                                  --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ......................................       0.541         0.550         0.583         0.616         0.623
  Net Gains (Losses) on Securities
    (both Realized and Unrealized) ...........................       0.530        (0.680)        0.200         0.340        (0.300)
                                                                  --------      --------      --------      --------      --------
  Total from Investment Operations ...........................       1.071        (0.130)        0.783         0.956         0.323
                                                                  --------      --------      --------      --------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income .......................      (0.541)       (0.550)       (0.583)       (0.616)       (0.623)
                                                                  --------      --------      --------      --------      --------
  Total Distributions ........................................      (0.541)       (0.550)       (0.583)       (0.616)       (0.623)
                                                                  --------      --------      --------      --------      --------
Net Asset Value, End of Year .................................    $  10.87      $  10.34      $  11.02      $  10.82      $  10.48
                                                                  ========      ========      ========      ========      ========
Total Return(A) ..............................................      10.67%        (1.20%)        7.40%         9.44%         3.19%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ..........................................       1.50%         1.50%         1.61%         1.55%         1.60%
  Net Expenses ...............................................       1.00%         1.00%         1.00%         1.00%         0.93%
  Net Investment Income(C) ...................................       5.16%         5.15%         5.32%         5.78%         5.94%
Portfolio Turnover Rate ......................................       0.99%        41.09%        14.10%        39.86%       140.94%
Net Assets, At End of Year (000) .............................    $ 31,496      $ 29,891      $ 32,730      $ 31,739      $ 12,818

----------

(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B)  Had fees not been waived and expenses not been assumed.

(C) Ratios would have been 4.66%, 4.65%, 4.71%, 5.23% and 5.27%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

                                                                                VAN ECK/CHUBB GROWTH AND INCOME FUND
                                                                  ----------------------------------------------------------------
                                                                                               CLASS A
                                                                  ----------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                    2000          1999          1998          1997          1996
                                                                  --------      --------      --------      --------      --------
Net Asset Value, Beginning of Year ...........................    $  27.73      $  23.96      $  24.56      $  21.04      $  18.58
                                                                  --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) ...............................      (0.123)       (0.030)        0.110         0.096         0.250
  Net Gains (Losses) on Securities
    (both Realized and Unrealized) ...........................      (5.377)        7.080        (0.156)        5.286         3.931
                                                                  --------      --------      --------      --------      --------
  Total from Investment Operations ...........................      (5.500)        7.050        (0.046)        5.382         4.181
                                                                  --------      --------      --------      --------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income .......................          --            --        (0.111)       (0.096)       (0.250)
  Dividends in Excess of Net Investment Income ...............                        --            --            --        (0.004)
                                                                                                                          --------
  Distributions from Net Realized Gains ......................      (1.060)       (3.280)       (0.443)       (1.762)       (1.471)
                                                                  --------      --------      --------      --------      --------
  Total Distributions ........................................      (1.060)       (3.280)       (0.554)       (1.862)       (1.721)
                                                                  --------      --------      --------      --------      --------
Net Asset Value, End of Year .................................    $  21.17      $  27.73      $  23.96      $  24.56      $  21.04
                                                                  ========      ========      ========      ========      ========
Total Return(A) ..............................................     (19.83%)       29.42%        (0.18%)       25.85%        22.50%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ..........................................       1.38%         1.50%         1.57%         1.49%         1.58%
  Net Expenses ...............................................       1.35%         1.32%         1.25%         1.25%         1.06%
  Net Investment Income (Loss)(C) ............................      (0.46%)       (0.16%)        0.44%         0.49%         1.29%
Portfolio Turnover Rate ......................................     124.93%       133.63%        43.42%        21.02%        44.50%
Net Assets, At End of Year (000) .............................    $ 69,091      $ 94,840      $ 67,478      $ 66,762      $ 40,282

----------

(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B)  Had fees not been waived and expenses not been assumed.

(C)  Ratios would have been (0.49%), (0.34%), 0.12%, 0.25% and 0.77%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

                                                                                    VAN ECK/CHUBB TAX-EXEMPT FUND
                                                                  ----------------------------------------------------------------
                                                                                               CLASS A
                                                                  ----------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                    2000          1999          1998          1997          1996
                                                                  --------      --------      --------      --------      --------
Net Asset Value, Beginning of Year ...........................    $  11.80      $  12.74      $  12.56      $  12.15      $  12.33
                                                                  --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ......................................       0.537         0.533         0.537         0.581         0.611
  Net Gains (Losses) on Securities
    (both Realized and Unrealized) ...........................       0.600        (0.935)        0.202         0.450        (0.137)
                                                                  --------      --------      --------      --------      --------
  Total from Investment Operations ...........................       1.137        (0.402)        0.739         1.031         0.474
                                                                  --------      --------      --------      --------      --------

LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income .......................      (0.537)       (0.533)       (0.539)       (0.581)       (0.611)
  Distributions from Capital Gains ...........................      (0.010)       (0.005)       (0.020)       (0.036)       (0.043)
  Distributions in Excess of Capital Gains ...................          --            --            --        (0.004)           --
                                                                  --------      --------      --------      --------      --------
  Total Distributions ........................................      (0.547)       (0.538)       (0.559)       (0.621)       (0.654)
                                                                  --------      --------      --------      --------      --------
Net Asset Value, End of Year .................................    $  12.39      $  11.80      $  12.74      $  12.56      $  12.15
                                                                  ========      ========      ========      ========      ========
Total Return(A) ..............................................       9.89%        (3.25%)        6.01%         8.73%         4.00%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ..........................................       1.53%         1.52%         1.63%         1.56%         1.65%
  Net Expenses ...............................................       1.00%         1.00%         1.00%         1.00%         0.98%
  Net Investment Income(C) ...................................       4.48%         4.30%         4.23%         4.74%         5.00%
Portfolio Turnover Rate ......................................       5.34%         0.74%         2.50%        12.78%        16.29%
Net Assets, At End of Year (000) .............................    $ 29,329      $ 28,409      $ 31,680      $ 31,288      $ 15,061

----------

(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B)  Had fees not been waived and expenses not been assumed.

(C) Ratios would have been 3.95%, 3.78%, 3.60%, 4.18% and 4.33%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each year:

                                                                                   VAN ECK/CHUBB TOTAL RETURN FUND
                                                                  ----------------------------------------------------------------
                                                                                               CLASS A
                                                                  ----------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------------
                                                                    2000          1999          1998          1997          1996
                                                                  --------      --------      --------      --------      --------
Net Asset Value, Beginning of Year ...........................    $  19.26      $  19.27      $  20.22      $  17.41      $  15.96
                                                                  --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income ......................................       0.343         0.417         0.393         0.365         0.370
  Net Gains (Losses) on Securities
    (both Realized and Unrealized) ...........................      (1.363)        3.113         0.158         3.778         2.321
                                                                  --------      --------      --------      --------      --------
  Total from Investment Operations ...........................      (1.020)        3.530         0.551         4.143         2.691
                                                                  --------      --------      --------      --------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income .......................      (0.350)       (0.410)       (0.390)       (0.365)       (0.370)
  Dividends in Excess of Net Investment Income ...............                        --            --            --        (0.004)
                                                                                                                          --------
  Distributions from Capital Gains ...........................      (2.220)       (3.130)       (1.111)       (0.964)       (0.871)
                                                                  --------      --------      --------      --------      --------
  Total Distributions ........................................      (2.570)       (3.540)       (1.501)       (1.333)       (1.241)
                                                                  --------      --------      --------      --------      --------
Net Asset Value, End of Year .................................    $  15.67      $  19.26      $  19.27      $  20.22      $  17.41
                                                                  ========      ========      ========      ========      ========
Total Return(A) ..............................................      (5.43%)       18.57%         2.73%        24.09%        17.04%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B) ..........................................       1.49%         1.49%         1.61%         1.51%         1.59%
  Net Expenses ...............................................       1.35%         1.32%         1.25%         1.25%         1.08%
  Net Investment Income(C) ...................................       1.77%         2.07%         1.87%         1.92%         2.26%
Portfolio Turnover Rate ......................................      74.95%        59.16%        15.78%        15.80%        27.01%
Net Assets, At End of Year (000) .............................    $ 31,704      $ 40,059      $ 42,524      $ 49,934      $ 31,064

----------

(A) Total return assumes reinvestment of all distributions during the year and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B)  Had fees not been waived and expenses not been assumed.

(C) Ratios would have been 1.63%, 1.90%, 1.51%, 1.66% and 1.75%, respectively, had the Investment Manager not waived fees and had expenses not been assumed.

                        See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

Van Eck/Chubb Funds, Inc. (the "Company"), formerly known as Chubb Investment Funds, Inc., was incorporated under the laws of the State of Maryland on April 27, 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of five funds (the "Funds"): Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fund, and Van Eck/Chubb Total Return Fund. On June 15, 1999, Class B shares for Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund and Van Eck/Chubb Total Return Fund ceased operations. On June 16, 1999, Class B shares for Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Tax-Exempt Fund ceased operations.

At December 31, 2000, Chubb Life Insurance Company of America ("Chubb Life") and its affiliates and Van Eck Associates Corporation owned the following shares of each Fund:

                                                            SHARES      % OF
                                                             OWNED      SHARES
                                                           ---------    ------
Van Eck/Chubb Global Income Fund
  Class A shares ......................................    6,211,776    75.66%
Van Eck/Chubb Government Securities Fund
  Class A shares ......................................    2,436,427    84.12%
Van Eck/Chubb Growth and Income Fund
  Class A shares ......................................    1,836,326    56.25%
Van Eck/Chubb Tax-Exempt Fund
  Class A Shares ......................................    1,815,672    76.68%
Van Eck/Chubb Total Return Fund
  Class A Shares ......................................    1,014,721    50.14%


NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Company's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS: Equity securities are valued at the closing sales price on the exchange on which such securities are principally traded; or, if traded in the over-the-counter market or on a national exchange for which no sales took place on the day of valuation, at the mean of the bid and asked prices at the close of trading. Quotations of foreign securities denominated in foreign currencies are converted into U.S. dollars using the prevailing foreign exchange rates. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Directors. Debt instruments are valued on the basis of quotes provided by a pricing service that determines the current value for institutional size trading units of securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect fair market value more accurately. Short-term debt instruments with a remaining maturity of less than 60 days are valued by the amortized cost method, which approximates market value, unless the Board of Directors determine that this does not represent fair value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed.

All U.S. dollar denominated cash is held in an interest bearing account.

FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. The market values of investments, other assets and liabilities, and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Since the net assets of the Funds are presented at the exchange rates and market value prevailing at the end of the period, the Funds generally do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on securities from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, the Van Eck/Chubb Global Income Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations; such fluctuations are included in net realized gain or loss from foreign currency transactions.

Reported net realized gain or loss from foreign currency transactions (including forward foreign currency contracts) arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. For the Van Eck/Chubb Global Income Fund, the fluctuations in exchange rates on sales or maturities of foreign currency-denominated debt obligations are also included. Net unrealized gain or loss from foreign currency transactions arise from changes in the value of assets and liabilities, other than investments in securities, resulting from fluctuations in exchange rates.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain Funds may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. The Van Eck/Chubb Global Income Fund may also enter into cross currency hedges by entering into transactions to purchase or sell one or more currencies that are expected to increase or decrease relative to other currencies in which the Fund has or expects to have exposure. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000 (continued)
--------------------------------------------------------------------------------

their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions. At December 31, 2000, the Van Eck/Chubb Global Income Fund had the following open forward foreign currency contracts:

                                               UNREALIZED
                            CONTRACT   CURRENTAPPRECIATION
CONTRACTS                     VALUE     VALUE(DEPRECIATION)
---------                  ----------  -------------------
FOREIGN CURRENCY BUY CONTRACTS:
AUD  2,396,976 expiring 1/11/01           $1,300,000    $1,337,372    $  37,372
EUR  3,699,552 expiring 1/11/01            3,300,000     3,482,424      182,424
JPY  935,470,000 expiring 1/11/01          8,359,875     8,187,569     (172,306)
FOREIGN CURRENCY SELL CONTRACT:
GBP  3,205,675 expiring 1/11/01            4,700,000     4,787,884      (87,884)
                                                                      ---------
                                                                      $ (40,394)
                                                                      =========

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of the specific identification method. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon after the ex-dividend date as the respective Funds, using reasonable diligence, become aware of such dividends.

DIVIDENDS TO SHAREHOLDERS: Dividends to shareholders from net investment income are declared daily and distributed monthly for the Van Eck/Chubb Government Securities Fund; declared and distributed monthly for the Van Eck/Chubb Tax-Exempt Fund and the Van Eck/Chubb Global Income Fund; declared and distributed quarterly for the Van Eck/Chubb Total Return Fund; and declared and distributed annually for the Van Eck/Chubb Growth and Income Fund. Dividends from net realized capital gains are declared and distributed at least once annually, if available. Dividends distributed to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

At December 31, 2000, the Van Eck/Chubb Government Securities Fund had $196,922 of accumulated realized losses, of which $153,327 expires in 2001 and $43,595 expires in 2007, the Van Eck/Chubb Growth and Income Fund had $8,215,559 of accumulated realized losses expiring in 2006 which are limited under the tax rules, and the Van Eck/Chubb Global Income Fund had $5,897,902 of accumulated realized losses, of which $118,060 expires in 2001, $2,614,151 expires in 2003, $1,335,849 expires in 2007 and $1,829,842 expires in 2008. These losses are available to be used to offset future realized capital gains.

ORGANIZATION COSTS: Costs incurred in connection with the initial organization of the Van Eck/Chubb Global Income Fund are being amortized on a straight-line basis over a period of five years.

PREMIUM AMORTIZATION--In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPAAudit and Accounting Guide for Investment Companies ("the Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Tax-Exempt Fund and the Van Eck/Chubb Total Return Fund currently amortize premiums on fixed income securities using the straight-line method. Upon adoption of the scientific method, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Tax-Exempt Fund and the Van Eck/Chubb Total Return Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Funds have not completed its analysis of the impact of this accounting change.


NOTE C--INVESTMENTS

As of December 31, 2000, gross unrealized gains and losses on investments were as follows:

                                           GROSS        GROSS           NET
                                        UNREALIZED    UNREALIZED    UNREALIZED
                                           GAINS     LOSSES GAINS     (LOSSES)
                                        ----------    ----------    -----------
Van Eck/Chubb Global
  Income Fund .......................   $1,301,723    $6,118,073    $(4,816,350)
Van Eck/Chubb Government
  Securities Fund ...................      617,000       103,973        513,027
Van Eck/Chubb Growth and
  Income Fund .......................    9,647,378     7,502,019      2,145,359
Van Eck/Chubb Tax-Exempt Fund .......    1,053,818        42,859      1,010,959
Van Eck/Chubb Total Return Fund .....    2,884,744     2,268,342        616,402


Purchases and sales of investment securities for the year ended December 31, 2000, other than short-term obligations, were as follows:

                                                                      PROCEEDS
                                                     COST OF            FROM
                                                   INVESTMENT        INVESTMENT
                                                   SECURITIES        SECURITIES
                                                    PURCHASED           SOLD
                                                  ------------      ------------
Van Eck/Chubb Global Income Fund ..............   $ 44,992,408      $ 41,195,637
Van Eck/Chubb Government
  Securities Fund .............................      1,020,313           286,250
Van Eck/Chubb Growth and Income Fund ..........    101,776,353       101,951,160
Van Eck/Chubb Tax-Exempt Fund .................      1,474,846         1,999,147
Van Eck/Chubb Total Return Fund ...............     27,415,264        30,066,179

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000 (continued)
--------------------------------------------------------------------------------

Transactions in put/call options written for the Van Eck/Chubb Global Income Fund for the year ended December 31, 2000 were as follows:

                                                        NUMBER       OF PREMIUMS
                                                       CONTRACTS      RECEIVED
                                                       ---------     -----------
Options outstanding at beginning of year ........       185,000       $ 150,763
Options closed ..................................       (50,000)        (29,500)
Options expired .................................      (135,000)       (121,263)
                                                       --------       ---------
Options outstanding at end of year ..............            --       $      --
                                                       ========       =========


NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES

Chubb Asset Managers, Inc. ("Investment Manager"), a wholly-owned subsidiary of The Chubb Corporation, is responsible for the overall investment management of each Fund's portfolio, consistent with each Fund's investment objectives, policies and restrictions. Van Eck Associates Corporation ("Investment Administrator") provides certain administrative services and facilities for the Company.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Investment Administrator, for the year ended December 31, 2000, received $97,024 in sales loads of which $17,759 was reallowed to broker-dealers. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum on Class A shares.

Investment management fees, which compensate both the Investment Manager and the Investment Administrator, are computed at the following annual percentages for each of the Funds:

AVERAGE DAILY                                         INVESTMENT    INVESTMENT
NET ASSETS                                             MANAGER     ADMINISTRATOR
--------------                                        ----------   -------------
First $200 Million .................................     0.20%         0.45%
Next $1.1 Billion ..................................     0.19%         0.41%
Over $1.3 Billion ..................................     0.18%         0.37%

In  accordance  with  the  advisory  agreement,  the  Funds  reimbursed  Van Eck
Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds reimbursed costs in the following amounts: $12,793 for Van Eck/Chubb Global Income Fund, $2,946 for Van Eck/Chubb Government Securities Fund, $17,961 for Van Eck/Chubb Growth and Income Fund, $2,928 for Van Eck/Chubb Tax-Exempt Fund and $8,641 for Van Eck/Chubb Total Return Fund.

Pursuant to an expense limitation agreement for Class A shares the rate of expenses borne by the Funds, based on average net assets, were as follows: For the year ended December 31, 2000, Van Eck/Chubb Global Income Fund--1.35%, Van Eck/Chubb Government Securities Fund--1%, Van Eck/Chubb Growth and Income Fund--1.35%, Van Eck/Chubb Tax-Exempt Fund--1%, and Van Eck/Chubb Total Return Fund--1.35%.

NOTE E--SHAREHOLDER TRANSACTIONS

Following is a summary of transactions with shareholders for each Fund.

                                     VAN ECK/CHUBB GLOBAL INCOME FUND
                             --------------------------------------------------
                                   YEAR ENDED                YEAR ENDED
                                DECEMBER 31, 2000         DECEMBER 31, 1999
                             ----------------------   -------------------------
CLASS A                       SHARES      DOLLARS       SHARES       DOLLARS
                             --------   -----------   ----------   ------------
Shares sold ................  332,311   $ 2,833,272      417,848   $  3,884,393
Shares issued as
  reinvestment of dividends
  and distributions ........  311,835     2,652,510      377,885      3,542,354
Shares redeemed ............ (991,608)   (8,436,448)  (1,079,584)   (10,132,489)
                             --------   -----------   ----------   ------------
Net decrease ............... (347,462)  $(2,950,666)    (283,851)  $ (2,705,742)
                             ========   ===========   ==========   ============

                                                             PERIOD FROM
                                                           JANUARY 1, 1999
                                                               THROUGH
                                                            JUNE 15, 1999
                                                      -------------------------
CLASS B                                                 SHARES        DOLLARS
                                                      ----------   ------------
Shares sold ......................................           150   $      1,448
Shares issued as
  reinvestment of dividends
  and distributions ..............................             5             45
Shares redeemed ..................................          (503)        (4,836)
                                                      ----------   ------------
Net decrease .....................................          (348)  $     (3,343)
                                                      ==========   ============

                                   VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                             --------------------------------------------------
                                   YEAR ENDED                YEAR ENDED
                                DECEMBER 31, 2000         DECEMBER 31, 1999
                             ----------------------   -------------------------
CLASS A                       SHARES      DOLLARS       SHARES       DOLLARS
                             --------   -----------   ----------   ------------
Shares sold ................  163,001   $ 1,703,003       84,345   $    897,779
Shares issued as
  reinvestment of
  dividends ................  103,027     1,074,227      144,433      1,534,400
Shares redeemed ............ (260,553)   (2,717,043)    (308,427)    (3,287,213)
                             --------   -----------   ----------   ------------
Net increase (decrease) ....    5,475   $    60,187      (79,649)  $   (855,034)
                             ========   ===========   ==========   ============

                                                             PERIOD FROM
                                                           JANUARY 1, 1999
                                                               THROUGH
                                                            JUNE 15, 1999
                                                      -------------------------
CLASS B                                                 SHARES        DOLLARS
                                                      ----------   ------------
Shares sold ......................................         2,365   $     26,118
Shares issued as
  reinvestment of dividends ......................           278          3,006
Shares redeemed ..................................       (16,642)      (177,153)
                                                      ----------   ------------
Net decrease .....................................       (13,999)  $   (148,029)
                                                      ==========   ============

                                    VAN ECK/CHUBB GROWTH AND INCOME FUND
                             --------------------------------------------------
                                   YEAR ENDED                YEAR ENDED
                                DECEMBER 31, 2000         DECEMBER 31, 1999
                             ----------------------   -------------------------
CLASS A                       SHARES      DOLLARS       SHARES       DOLLARS
                             --------   -----------   ----------   ------------
Shares sold ................  149,267   $ 3,947,626       85,153   $  1,176,880
Share issued in
  connection with
  an acquisition (Note H) ..       --            --    1,000,799     27,551,990
Shares issued as
  reinvestment of dividends
  and distributions ........   62,109     1,314,844      353,240      9,795,771
Shares redeemed ............ (367,676)   (9,652,109)    (835,014)   (21,209,620)
                             --------   -----------   ----------   ------------
Net increase (decrease) .... (156,300)  $(4,389,639)     604,178   $ 17,315,021
                             ========   ===========   ==========   ============

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000 (continued)
--------------------------------------------------------------------------------


                                                             PERIOD FROM
                                                           JANUARY 1, 1999
                                                               THROUGH
                                                            JUNE 16, 1999
                                                      -------------------------
CLASS B                                                 SHARES        DOLLARS
                                                      ----------   ------------
Shares sold ......................................         5,876   $    138,798
Shares redeemed ..................................       (30,758)      (766,438)
                                                      ----------   ------------
Net decrease .....................................       (24,882)  $   (627,640)
                                                      ==========   ============

                                        VAN ECK/CHUBB TAX-EXEMPT FUND
                             --------------------------------------------------
                                   YEAR ENDED                YEAR ENDED
                                DECEMBER 31, 2000         DECEMBER 31, 1999
                             ----------------------   -------------------------
CLASS A                       SHARES      DOLLARS       SHARES       DOLLARS
                             --------   -----------   ----------   ------------
Shares sold ................   74,520   $   892,511      190,591   $  2,367,315
Shares issued as
  reinvestment of dividends
  and distributions ........   72,964       869,525       98,553      1,212,867
Shares redeemed ............ (187,621)   (2,240,345)    (367,466)    (4,534,290)
                             --------   -----------   ----------   ------------
Net decrease ...............  (40,137)  $  (478,309)     (78,322)  $   (954,108)
                             ========   ===========   ==========   ============

                                                             PERIOD FROM
                                                           JANUARY 1, 1999
                                                               THROUGH
                                                            JUNE 16, 1999
                                                      -------------------------
CLASS B                                                 SHARES        DOLLARS
                                                      ----------   ------------
Shares sold ......................................         2,467   $     31,568
Shares issued as
  reinvestment of dividends
  and distributions ..............................            28            355
Shares redeemed ..................................        (4,786)       (60,062)
                                                      ----------   ------------
Net decrease .....................................        (2,291)  $    (28,139)
                                                      ==========   ============

                                       VAN ECK/CHUBB TOTAL RETURN FUND
                             --------------------------------------------------
                              YEAR ENDED YEAR ENDED
                                DECEMBER 31, 2000         DECEMBER 31, 1999
                             ----------------------   -------------------------
CLASS A                       SHARES      DOLLARS       SHARES       DOLLARS
                             --------   -----------   ----------   ------------
Shares sold ................   34,690   $   662,737       48,982   $    959,854
Shares issued as
  reinvestment of dividends
  and distributions ........  150,157     2,471,710      326,596      6,302,681
Shares redeemed ............ (240,678)   (4,578,312)    (502,199)    (9,850,433)
                             --------   -----------   ----------   ------------
Net decrease ...............  (55,831)  $(1,443,865)    (126,621)  $ (2,587,898)
                             ========   ===========   ==========   ============

                                                             PERIOD FROM
                                                           JANUARY 1, 1999
                                                               THROUGH
                                                            JUNE 15, 1999
                                                      -------------------------
CLASS B                                                 SHARES        DOLLARS
                                                      ----------   ------------
Shares sold ......................................         6,035   $    112,964
Shares issued as
  reinvestment of dividends
  and distributions ..............................            91          1,735
Shares redeemed ..................................       (23,300)      (450,780)
                                                      ----------   ------------
Net decrease .....................................       (17,174)  $   (336,081)
                                                      ==========   ============


NOTE F--FUTURES CONTRACTS

As of December 31, 2000, the Van Eck/Chubb Global Income Fund had open futures contracts. These contracts were acquired in lieu of a direct purchase of the securities. Using futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. Risks may also be caused by imperfect correlations between the movements in the price of the futures contract and the price of the underlying security.

Upon entering into a futures contract, the Fund is required to pledge to a broker cash in an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the futures contract is closed, at which time the net gain or loss is reclassified to realized. At December 31, 2000, the Van Eck/Chubb Global Income Fund had the following open futures contract:



                  EXPIRATION  NUMBER OF   CONTRACT      CURRENT      UNREALIZED
                     DATE     CONTRACTS    VALUE         VALUE      APPRECIATION
                  ----------  ---------   --------      -------      ----------
LONG CONTRACT:
10 Year Euro
Bundesobligation   3/08/01       75      $7,603,074    $7,643,285       $40,211


NOTE G--DIRECTOR DEFERRED COMPENSATION PLAN

The Van Eck/Chubb Funds, Inc. established a Deferred Compensation Plan (the "Plan") for Directors. The Directors can elect to defer receipt of their director meeting fees and retainers until retirement, disability or termination from the board. The Funds' contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Van Eck/Chubb Funds as directed by the Directors. The Funds have elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 2000, the total liability portion of the Plan is as follows:

Van Eck/Chubb Global Income Fund--$14,325, Van Eck/Chubb Government Securities Fund--$6,489, Van Eck/Chubb Growth and Income Fund--$15,069, Van Eck/Chubb Tax-Exempt Fund--$6,261 and Van Eck/Chubb Total Return Fund--$8,643.


NOTE H--ACQUISITION

As of the close of business on November 10, 1999 Van Eck/Chubb Growth and Income Fund acquired all the net assets of Van Eck/Chubb Capital Appreciation Fund pursuant to a plan of reorganization approved by Van Eck/Chubb Capital Appreciation Fund shareholders on August 27, 1999.

The acquisition was accomplished by a tax-free exchange of 2,342,857 shares of Van Eck/Chubb Capital Appreciation Fund (valued at $27,551,990) for 1,000,799 shares of Van Eck/Chubb Growth and Income Fund outstanding on November 10, 1999. Van Eck/Chubb Capital Appreciation Fund's net assets at that date, $27,551,990, including $999,686 of unrealized appreciation were combined with those of the Van Eck/Chubb Growth and Income

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000 (continued)
--------------------------------------------------------------------------------

Fund. The aggregate net assets of Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Capital Appreciation Fund before the acquisition were $58,671,818 and $27,551,990, respectively. In connection with the merger, the Van Eck/Chubb Growth and Income Fund acquired accumulated net realized losses of $9,736,429, of which $1,520,870 was utilized during the current year and $212,466 was utilized during the year ending December 31, 1999. The balance is available for carryforward to future years (see Note B). In accordance with income tax rules the utilization of such carryforward is limited to $1,520,870 annually.

NOTE I--BANK LINE OF CREDIT

The Van Eck/Chubb Funds, Inc. may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2000, the Funds did not borrow under the Facility.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
VAN ECK/CHUBB FUNDS, INC.

We have audited the accompanying statement of assets and liabilities, including the schedules of portfolio investments, of the Van Eck/Chubb Funds, Inc. (comprising Global Income Fund, Government Securities Fund, Growth and Income Fund, Tax-Exempt Fund and Total Return Fund) (the "Funds") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Van Eck/Chubb Funds, Inc. at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.




                                                   /s/ Ernst & Young LLP
                                                       -----------------

New York, New York
February 7, 2001

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


This report must be accompanied or preceded by a Van Eck/Chubb Funds prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest.


[VAN ECK GLOBAL LOGO]

Investment Adviser: Chubb Asset Managers, Inc.
Distributor:        Van Eck Securities Corporation
                    99 Park Avenue, New York, NY 10016
                    www.vaneck.com
Account Assistance: (800) 544-4653